UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10333

Name of Fund:   BlackRock Municipal Income Investment Trust (BBF)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal Income

                    Investment Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2019

Date of reporting period: 01/31/2019

Item 1 – Report to Stockholders

JANUARY 31, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock California Municipal Income Trust (BFZ)

BlackRock Municipal 2030 Target Term Trust (BTT)

BlackRock Municipal Income Investment Trust (BBF)

BlackRock New York Municipal Income Trust (BNY)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended January 31, 2019, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market, while the bond market delivered modest positive returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed income securities delivered modest positive returns with relatively low volatility. In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates were relatively unchanged. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Although the credit fundamentals in corporate markets remained relatively solid, investment-grade and high-yield bonds trailed U.S. Treasuries.

The U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate (the theoretical rate that is neither stimulative nor restrictive to the economy) is approximately 3.5%. The Fed funds rate is currently at 2.5%, which is stimulative to the economy. At its latest meeting in late January, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation gives the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates.

Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. We also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.00)%	(2.31)%
U.S. small cap equities (Russell 2000® Index)	(9.62)	(3.52)
International equities (MSCI Europe, Australasia, Far East Index)	(7.80)	(12.51)
Emerging market equities (MSCI Emerging Markets Index)	(2.60)	(14.24)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.10	1.95
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	4.20	3.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.71	2.25
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.86	3.08
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.07	1.73
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended January 31, 2019

Municipal Market Conditions

Municipal bonds experienced positive performance during the period, despite challenged total returns during most of 2018 as interest rates moved higher on the back of continued Fed policy normalization, fiscal stimulus, strong economic growth, and increased U.S. Treasury issuance. Performance turned particularly strong late in the year, with interest rates rallying as the Fed began to indicate a pivot from forecast based to data driven policy and the potential for a slower pace of future rate hikes. During the period, demand for the asset class remained firm, although displayed some bouts of volatility. Broadly, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds given that tax reform ultimately lowered the top individual tax rate just 2.6% while eliminating deductions. During the 12 months ended January 31, 2019, municipal bond funds experienced net inflows of approximately $2.7 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance underwhelmed from a historical perspective at $315 billion (below the $394 billion issued in the prior 12-month period), a direct result of the elimination of advanced refundings through the 2017 Tax Cuts and Jobs Act. This shift transitioned the market from an existing net positive supply environment to a much more favorable net negative supply environment in which reinvestment income (coupons, calls, and maturities) largely outstripped gross issuance and provided a powerful technical tailwind.	S&P Municipal Bond Index Total Returns as of January 31, 2019 6 months: 1.86% 12 months: 3.08%

A Closer Look at Yields

From January 31, 2018 to January 31, 2019, yields on AAA-rated 30-year municipal bonds increased by 11 basis points (“bps”) from 2.91% to 3.02%, while 10-year rates decreased by 18 bps from 2.35% to 2.17% and 5-year rates decreased by 7 bps from 1.83% to 1.76% (as measured by Thomson Municipal Market Data). The municipal yield curve was nearly unchanged over the 12-month period with the spread between 2- and 30-year maturities bear steepening just 1 bp, which is significant given that the corresponding U.S. Treasury curve bear flattened 26 bps. (Bear steepening is the widening of the yield curve caused by long-term rates increasing at a faster rate than short-term rates. Bear flattened is a yield-rate environment in which short-term interest rates are increasing at a faster rate than long-term interest rates.) The municipal yield curve is now more than 2.5 times steeper than the U.S. Treasury curve.

During the same time period, on a relative basis, tax-exempt municipal bonds strongly outperformed U.S. Treasuries, driven by the front and intermediate portions of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income, incremental yield, and tax shelter in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized problems among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — continue to exhibit improved credit fundamentals. However, several states with the largest unfunded pension liabilities are faced with elevated borrowing costs and difficult budgetary decisions. Across the country on the local level, property values support credit stability. Standard & Poor’s recent decision to remove its “negative” outlook on New Mexico underscores the improvement in state finances as it was the only remaining state with the designation. Revenue bonds continue to drive performance as investors continue to seek higher yield bonds in the tobacco sector. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of January 31, 2019, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”) or Remarketable Variable Rate Muni Term Preferred Shares (“RVMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Trust Summary as of January 31, 2019	BlackRock California Municipal Income Trust

Trust Overview

BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2019 ($12.46)(a)	4.29%
Tax Equivalent Yield(b)	9.35%
Current Monthly Distribution per Common Share(c)	$0.0445
Current Annualized Distribution per Common Share(c)	$0.5340
Economic Leverage as of January 31, 2019(d)	42%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.10%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
BFZ(a)(b)	1.29%	0.70%
Lipper California Municipal Debt Funds(c)	2.77	0.80

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

After performing poorly through the first half of the period, municipal bonds recovered to post a positive total return for the full six months. The initial downturn was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of more accommodative Fed policy, sparking a rally across the bond market from early November onward.

California municipal bonds lagged the national market. However, the state’s debt gained a measure of support from strong demand among retail investors looking for tax-exempt income in a state with the country’s most punitive income tax regime. The credit quality of state and local authorities remained consistent, but investors were alert for any changes in fiscal responsibility demonstrated by the new governor and his administration.

In a low-return environment, income was a key contributor to the Trust’s return. The Trust’s use of leverage aided performance by augmenting the contribution from income.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields fell, as prices rose, this strategy detracted from the Trust’s return.

The Trust benefited from its positions in higher-quality issues and bonds with maturities between six and seven years. Conversely, the Trust’s positions in the tobacco sector detracted from Trust performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of January 31, 2019 (continued)	BlackRock California Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	01/31/19	07/31/18	Change	High	Low
Market Price	$12.46	$12.75	(2.27)%	$12.87	$11.83
Net Asset Value	14.39	14.81	(2.84)	14.81	14.23

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/19	07/31/18
County/City/Special District/School District	29%	29%
Transportation	17	18
Utilities	16	12
Education	14	16
Health	14	12
State	7	9
Tobacco	3	4
Housing(b)	—	—

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL /MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	19%
2020	3
2021	8
2022	5
2023	5

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/19	07/31/18
AAA/Aaa	8%	7%
AA/Aa	72	72
A	15	14
BBB/Baa	—	1
BB/Ba	1	1
B	1	1
N/R	3	4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Represents less than 1% of the Trust’s total investments.

TRUST SUMMARY	7

Trust Summary as of January 31, 2019	BlackRock Municipal 2030 Target Term Trust

Trust Overview

BlackRock Municipal 2030 Target Term Trust’s (BTT) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2030. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives.

There is no assurance that the Trust will achieve its investment objective of returning $25.00 per share.

Trust Information

Symbol on NYSE	BTT
Initial Offering Date	August 30, 2012
Termination Date (on or about)	December 31, 2030
Current Distribution Rate on Closing Market Price as of January 31, 2019 ($21.69)(a)	3.45%
Tax Equivalent Yield(b)	5.83%
Current Monthly Distribution per Common Share(c)	$0.0624
Current Annualized Distribution per Common Share(c)	$0.7488
Economic Leverage as January 31, 2019(d)	38%

(a)

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents RVMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to RVMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
BTT(a)(b)	3.05%	3.07%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	2.46	0.94

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

After performing poorly through the first half of the period, municipal bonds recovered to post a positive total return for the full six months. The initial downturn was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of more accommodative Fed policy, sparking a rally across the bond market from early November onward.

The Trust’s yield curve positioning contributed to Trust performance. The majority of portfolio holdings were held in the 10- to 15-year range, which outperformed other areas of the curve.

The Trust’s positions in the health care, transportation and state tax-backed sectors contributed to performance. Its allocation to the tobacco sector, while limited, detracted from Trust performance.

The Trust’s allocation to higher-rated issues, which outpaced lower-quality bonds, aided results.

Income made a meaningful contribution to performance relative to price appreciation. The Trust’s use of leverage augmented the contribution from income.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of January 31, 2019 (continued)	BlackRock Municipal 2030 Target Term Trust

Market Price and Net Asset Value Per Share Summary

	01/31/19	07/31/18	Change	High	Low
Market Price	$21.69	$21.43	1.21%	$21.75	$19.92
Net Asset Value	23.91	23.62	1.23	23.91	22.86

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/19	07/31/18
Transportation	26%	23%
Health	20	19
County/City/Special District/School District	17	15
State	9	10
Education	8	12
Corporate	7	8
Utilities	7	7
Housing	3	3
Tobacco	3	3

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	0%
2020	4
2021	1
2022	28
2023	9

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/19	07/31/18
AAA/Aaa	3%	3%
AA/Aa	32	32
A	38	37
BBB/Baa	15	17
BB/Ba	2	2
B	2	1
CCC/Caa	—	—
N/R(b)	8	8

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2019 and July 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Trust’s total investments.

TRUST SUMMARY	9

Trust Summary as of January 31, 2019	BlackRock Municipal Income Investment Trust

Trust Overview

BlackRock Municipal Income Investment Trust’s (BBF) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds, the interest of which is exempt from U.S. federal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BBF
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2019 ($12.90)(a)	5.40%
Tax Equivalent Yield(b)	9.12%
Current Monthly Distribution per Common Share(c)	$0.0580
Current Annualized Distribution per Common Share(c)	$0.6960
Economic Leverage as of January 31, 2019(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
BBF(a)(b)	(0.77)%	0.48%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	2.46	0.94

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

After performing poorly through the first half of the period, municipal bonds recovered to post a positive total return for the full six months. The initial downturn was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of more accommodative Fed policy, sparking a rally across the bond market from early November onward.

Income, which was enhanced by leverage, was the largest contributor to Trust performance. However, the cost of leverage became more expensive during the period due to the Fed’s two interest rate increases.

Positions in short-dated maturities were top performers on a price basis, as yields fell the most for bond with maturities of ten years and below. (Prices and yields move in opposite directions.) Longer-dated maturities, while experiencing less price appreciation than short-term issues, provided the Trust with an attractive level of income.

The Trust’s holdings in higher-quality bonds generally added value and outpaced lower-quality securities.

At the sector level, positions in health care and transportation issues were contributors. Conversely, an allocation to the tobacco sector was a slight detractor. The sector experienced yield spread widening, which led to poor performance relative to other market segments.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields fell, as prices rose, this strategy detracted from the Trust’s return.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of January 31, 2019 (continued)	BlackRock Municipal Income Investment Trust

Market Price and Net Asset Value Per Share Summary

	01/31/19	07/31/18	Change	High	Low
Market Price	$12.90	$13.37	(3.52)%	$14.17	$11.80
Net Asset Value	13.55	13.87	(2.31)	13.87	13.36

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/19	07/31/18
County/City/Special District/School District	22%	22%
Health	19	16
Transportation	19	19
Utilities	10	13
State	9	9
Education	7	9
Tobacco	7	7
Housing	6	3
Corporate	1	2

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	25%
2020	10
2021	13
2022	2
2023	16

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/19	07/31/18
AAA/Aaa	3%	7%
AA/Aa	36	43
A	22	17
BBB/Baa	17	16
BB/Ba	3	4
B	3	3
N/R(b)	16	10

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2019 and July 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and less than 1%, respectively, of the Trust’s total investments.

TRUST SUMMARY	11

Trust Summary as of January 31, 2019	BlackRock New York Municipal Income Trust

Trust Overview

BlackRock New York Municipal Income Trust’s (BNY) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2019 ($12.66)(a)	4.22%
Tax Equivalent Yield(b)	8.38%
Current Monthly Distribution per Common Share(c)	$0.0445
Current Annualized Distribution per Common Share(c)	$0.5340
Economic Leverage as of January 31, 2019(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
BNY(a)(b)	3.25%	1.28%
Lipper New York Municipal Debt Funds(c)	3.35	1.12

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

After performing poorly through the first half of the period, municipal bonds recovered to post a positive total return for the full six months. The initial downturn was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of more accommodative Fed policy, sparking a rally across the bond market from early November onward.

The New York municipal market finished somewhat behind the national indexes due primarily to elevated new-issue supply. While New York continues to benefit from a broad and diverse economic base, a tax revenue shortfall — possibly driven by changes stemming from the federal Tax Cuts and Jobs Act — had an adverse effect on investor sentiment. In addition to making revenue forecasting more of a challenge, the tax-law changes made New York’s tax structure less competitive relative to lower-tax states.

Income, which was enhanced by leverage, was the largest contributor to Trust performance. However, the cost of leverage became more expensive during the period due to the Fed’s two interest rate increases.

Positions in short-dated maturities were top performers on a price basis, as yields fell the most for bond with maturities of ten years and below. (Prices and yields move in opposite directions.) Longer-dated maturities, while experiencing less prices appreciation than short-term issues, provided the Trust with an attractive level of income.

At the sector level, positions in transportation and local tax-backed issues aided results. In both cases, holdings in higher-quality bonds were key contributors. Conversely, an allocation to the tobacco sector was a slight detractor. The sector experienced yield spread widening, which led to poor performance relative to other market segments.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields fell, as prices rose, this strategy detracted from the Trust’s return.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of January 31, 2019 (continued)	BlackRock New York Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	01/31/19	07/31/18	Change	High	Low
Market Price	$12.66	$12.53	1.04%	$12.83	$11.70
Net Asset Value	14.39	14.52	(0.90)	14.52	14.01

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/19	07/31/18
County/City/Special District/School District	22%	22%
Transportation	21	21
Education	18	19
State	12	11
Utilities	11	11
Health	7	8
Corporate	3	3
Tobacco	3	3
Housing	3	2

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	9%
2020	8
2021	18
2022	13
2023	8

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/19	07/31/18
AAA/Aaa	7%	17%
AA/Aa	45	35
A	26	30
BBB/Baa	8	7
BB/Ba	2	2
B	2	1
N/R(b)	10	8

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2019 and July 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 4%, respectively, of the Trust’s total investments.

TRUST SUMMARY	13

Schedule of Investments (unaudited) January 31, 2019	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 97.2%

California — 96.5%

County/City/Special District/School District — 23.3%
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.13%, 05/01/31	$500	$546,015
6.50%, 05/01/36	1,210	1,331,254
6.50%, 05/01/42	2,225	2,447,967
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 02/01/19(a)	2,000	2,000,000
County of Los Angeles Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 07/01/38	4,815	5,587,952
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	8,990	10,382,012
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(a)	2,880	3,138,192
Evergreen Elementary School District, GO, Election of 2006, Series B (AGC), 5.13%, 08/01/33	2,500	2,540,625
Los Angeles California Community College District, GO, Series G, 4.00%, 08/01/39	5,000	5,169,400
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42	12,500	14,737,500
Modesto Irrigation District, COP, Capital Improvments, Series A, 5.75%, 10/01/29	3,035	3,053,908
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District, 5.00%, 10/01/41	8,000	9,049,520
San Jose California Financing Authority, Refunding LRB, Civic Center Project, Series A, 5.00%, 06/01/32	3,375	3,761,269
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 08/01/41	3,060	3,335,981
Santa Clarita Public Finance Authority, RB, Streetlights Acquisition And Retrofit Program, Series A, 5.00%, 09/01/43	3,205	3,644,854
Santa Monica Public Financing Authority, RB, Downtown Fire Station Project, 5.00%, 07/01/42	1,250	1,437,550
State of California, GO, Refunding, 5.00%, 08/01/46	2,500	2,811,825
State of California, GO, Refunding Various Purposes-Bid Group, 5.00%, 08/01/37	15,000	17,570,100
Torrance Unified School District California, GO, Election of 2008, Measure Z, 6.00%, 08/01/19(a)	4,000	4,088,840
Tracy Community Facilities District, Special Tax Bonds, Series 1:
5.00%, 09/01/38	335	365,924
5.00%, 09/01/43	515	560,619
5.00%, 09/01/48	570	619,516
Tustin California School District, GO, Election of 2008, Series B, 5.25%, 08/01/21(a)	3,445	3,764,214
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/38	1,625	1,895,481
West Contra Costa California Unified School District, GO, Election of 2012, Series A, 5.50%, 08/01/39	2,500	2,867,150

		106,707,668

Education — 7.9%
California Educational Facilities Authority, Refunding RB, San Francisco University(a):
6.13%, 10/01/21	3,075	3,439,910
6.13%, 10/01/21	3,205	3,589,792
California Municipal Finance Authority, RB, Emerson College, 5.75%, 01/01/22(a)	2,500	2,797,425
California Municipal Finance Authority, Refunding RB, Emerson College, Series B, 5.00%, 01/01/42	1,000	1,094,680
California State University, Refunding RB, Systemwide, Series A, 5.00%, 11/01/33	5,640	6,560,335

Security	Par (000)	Value

Education (continued)
University of California, Refunding RB:
General, Series AZ, 5.00%, 05/15/43	$5,800	$6,637,288
Limited Project, Series O, 5.00%, 05/15/40	6,350	7,283,196
Series AR, 5.00%, 05/15/38	4,250	4,825,833

		36,228,459

Health — 13.9%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 08/01/19(a)	4,975	5,089,077
California Health Facilities Financing Authority, RB:
Adventist Health System West, Series A, 5.75%, 09/01/19(a)	6,710	6,870,235
Cedars Sinai Medical Center, Series A, 5.00%, 08/15/34	5,475	6,331,892
Children’s Hospital, Series A, 5.25%, 11/01/41	8,500	9,266,445
Sutter Health, Series A, 5.00%, 11/15/36	1,900	2,181,846
Sutter Health, Series A, 5.00%, 11/15/41	3,000	3,318,960
Sutter Health, Series B, 6.00%, 08/15/20(a)	6,015	6,421,133
California Health Facilities Financing Authority, Refunding RB, Series A(a):
Catholic Healthcare West, 6.00%, 07/01/19	5,550	5,650,233
Dignity Health, 6.00%, 07/01/19	4,520	4,601,631
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, 5.50%, 12/01/58(b)	930	1,011,207
California Statewide Communities Development Authority, Refunding RB, Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	4,000	4,295,920
State of California Public Works Board, Refunding RB, Various Capital Projects, Series C, 5.00%, 11/01/34	7,750	8,946,445

		63,985,024

State — 8.7%
Hayward Area Recreation & Park District, GO, Series A, 5.00%, 08/01/42	4,950	5,659,335
State of California, GO, Refunding, Various Purposes, 5.00%, 11/01/37	4,690	5,437,633
State of California, GO, Various Purposes, 6.00%, 04/01/38	4,000	4,026,040
State of California Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 04/01/19(a)	9,000	9,072,090
Various Capital Projects, Series I, 5.50%, 11/01/33	4,940	5,615,150
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/19(a)	5,025	5,205,598
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	4,335	4,861,226

		39,877,072

Tobacco — 5.1%
County of California Tobacco Securitization Agency, Refunding RB, Asset-Backed, Merced County, Series A, 5.25%, 06/01/45	1,135	1,137,781
Golden State Tobacco Securitization Corp., Refunding RB:
Asset-Backed, Series A, 5.00%, 06/01/40	500	550,540
Series A-1, 5.00%, 06/01/47	17,470	16,504,258
Tobacco Securitization Authority of Northern California, Refunding RB, Asset-Backed Bonds, Series A-1, 5.38%, 06/01/38	2,000	2,008,880
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
5.00%, 06/01/37	2,500	2,500,000
5.13%, 06/01/46	885	885,000

		23,586,459

Transportation — 17.6%
City & County of San Francisco California Airports Commission, Refunding ARB, Series A, AMT, 5.00%, 05/01/42	16,535	18,359,141
City & County of San Francisco California Airports Commission, ARB, Second Series E:
6.00%, 05/01/19(a)	520	525,658
6.00%, 05/01/39	6,230	6,297,782

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
City of Los Angeles California Department of Airports, ARB, AMT:
Los Angeles International Airport, Series B, 5.00%, 05/15/36	$2,100	$2,358,174
Los Angeles International Airport, Sub-Series A, 5.00%, 05/15/42	4,220	4,666,349
Subordinate, Los Angeles International Airport, Series B, 5.00%, 05/15/31	100	114,395
Subordinate, Series C, 5.00%, 05/15/44	1,190	1,332,467
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport:
AMT, 5.00%, 05/15/36	600	697,380
Senior Series A, 5.00%, 05/15/34	6,650	6,712,044
Senior, Series A, 5.00%, 05/15/40	4,760	4,941,975
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT:
5.75%, 03/01/34	3,875	4,133,734
6.25%, 03/01/34	2,650	2,861,974
County of Riverside Transportation Commission, Refunding RB, Series A, 5.00%, 06/01/38	2,150	2,485,164
County of Sacramento California Airport System Revenue, Refunding RB, Series B, 5.00%, 07/01/38	1,500	1,731,000
County of Sacramento California Airport System Revenue, Refunding ARB, Senior Series A, 5.00%, 07/01/41	12,500	13,955,750
Port of Los Angeles California Harbor Department, Refunding RB, Series A, AMT, 5.00%, 08/01/44	4,135	4,590,636
San Francisco Municipal Transportation Agency, RB, 4.00%, 03/01/46	4,935	5,102,148

		80,865,771

Utilities — 20.0%
City & County of San Francisco Public Utilities Commission Wastewater Revenue, RB, Series B, 5.00%, 10/01/43	2,485	2,848,183
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series D, 5.88%, 01/01/34	2,550	2,576,112
City of Los Angeles California Department of Water & Power, RB, Power System, Series A, 5.00%, 07/01/42	10,670	12,113,971
City of Los Angeles California Department of Water & Power, Refunding RB:
Series B, 5.00%, 07/01/43	8,000	9,239,040
Water System, Series A, 5.25%, 07/01/39	4,000	4,250,680
City of Petaluma California Wastewater Revenue, Refunding RB, 6.00%, 05/01/21(a)	5,625	6,180,806
City of Richmond California Wastewater Revenue, Refunding RB, Series A, 5.00%, 08/01/42	1,750	2,007,828
City of San Francisco California Public Utilities Commission Water Revenue, RB, Sub-Series A, 5.00%, 11/01/37	5,000	5,449,900
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Green Bond, Series D, 5.00%, 11/01/32	10,325	12,358,199
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 02/01/21(a)	2,425	2,638,836
East Bay California Municipal Utility District Water System Revenue, RB, Green Bond, Series A, 5.00%, 06/01/45	4,230	4,842,250
El Dorado Irrigation District/El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 03/01/39	10,000	11,379,600
Los Angeles Department of Water, Refunding RB, Series A:
5.00%, 07/01/41	5,000	5,680,400
5.25%, 07/01/44	3,000	3,456,030
Los Angeles Department of Water & Power System Revenue, RB, Series B, 5.00%, 07/01/38	6,000	6,791,520

		91,813,355

Total Municipal Bonds in California		443,063,808

Security	Par (000)	Value

Multi-State — 0.5%

Housing — 0.5%
Centerline Equity Issuer Trust(b):
Series A-4-2, 6.00%, 10/31/52	$1,000	$1,009,800
Series B-3-2, 6.30%, 10/31/52	1,000	1,010,510

Total Municipal Bonds in Multi-State		2,020,310

Puerto Rico — 0.2%

Tobacco — 0.2%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.50%, 05/15/39	780	788,713

Total Municipal Bonds — 97.2% (Cost — $433,773,747)		445,872,831

Municipal Bonds Transferred to Tender Option Bond Trusts(c)

California — 74.1%

County/City/Special District/School District — 27.2%
Los Angeles California Unified School District, GO, Series I, 5.00%, 01/01/34	5,000	5,060,375
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 08/01/20(a)(d)	12,902	13,602,037
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 08/01/19(a)	20,132	20,574,490
Palomar Community College District, GO, Election of 2006, Series C, 5.00%, 08/01/44	15,140	17,196,088
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(a)	10,487	10,681,432
San Diego Unified School District California, GO, Election of 2012, Series I, 5.00%, 07/01/47	10,000	11,412,300
San Francisco California Bay Area Rapid Transit District, GO, Election 2016, Green Bond, Series A, 5.00%, 08/01/47	10,615	12,178,899
San Joaquin California Delta Community College District, GO, Election of 2004, Series C, 5.00%, 08/01/39	14,505	16,375,116
San Jose Unified School District, GO, Series C, 4.00%, 08/01/39	6,100	6,318,990
Santa Monica Community College District, GO, Election of 2016, Series A, 5.00%, 08/01/43	10,000	11,614,450

		125,014,177

Education — 16.2%
University of California, RB:
Limited Project, Series M, 5.00%, 05/15/42	10,000	11,346,450
Series AM, 5.25%, 05/15/44	5,000	5,630,975
Series O, 5.75%, 05/15/19(a)	12,303	12,446,932
University of California, Refunding RB:
Series A, 5.00%, 11/01/43	11,791	13,278,069
Series AI, 5.00%, 05/15/38	14,225	15,723,559
Series I, 5.00%, 05/15/40	14,065	15,772,252

		74,198,237

Health — 9.5%
California Health Facilities Financing Authority, RB, Sutter Health, Series A:
5.00%, 11/15/41	11,620	12,855,438
5.00%, 08/15/52	9,695	10,403,585
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	18,960	20,300,093

		43,559,116

State — 2.5%
University of California, Refunding RB, Series AR, 5.00%, 05/15/41	10,165	11,463,040

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation — 12.1%
City & County of San Francisco California Airports Commission, Refunding RB, San Francisco International Airport, Series B, AMT, 5.00%, 05/01/41	$8,720	$9,596,709
City of Los Angeles California Department of Airports, ARB, AMT:
Los Angeles International Airport, Sub-Series A, 5.00%, 05/15/42	22,710	25,112,007
Series D, 5.00%, 05/15/41	18,632	20,798,159

		55,506,875

Utilities — 6.6%
County of Orange California Water District, COP, Refunding, 5.00%, 08/15/19(a)	10,480	10,670,998
Los Angeles Department of Water, Refunding RB, Series A, 5.00%, 07/01/46	6,412	7,171,040
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 05/15/19(a)	12,460	12,588,587

		30,430,625

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 74.1% (Cost — $336,839,799)		340,172,070

Total Long-Term Investments — 171.3% (Cost — $770,613,546)		786,044,901

Other Assets Less Liabilities — 1.3%		7,179,767

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (35.3)%		(162,955,074)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (37.3)%		(171,300,000)

Net Assets Applicable to Common Shares — 100.0%		$458,969,594

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on May 18, 2020, is $6,798,086. See Note 4 of the Notes to Financial Statements for details.

During the period ended January 31, 2019, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 01/31/19	Value at 01/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds California Money Fund, Institutional Class	—	—	—	$—	$9,521	$—	$—
BlackRock Liquidity Funds, MuniCash, Institutional Class	6,190,589	(6,190,589)	—	—	7,151	(9)	(610)

				$—	$16,672	$(9)	$(610)

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock California Municipal Income Trust (BFZ)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	140	03/20/19	$17,146	$(333,934)
Long U.S. Treasury Bond	203	03/20/19	29,778	(1,113,463)
5-Year U.S. Treasury Note	18	03/29/19	2,067	(36,458)

				$(1,483,855)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$1,483,855	$—	$1,483,855

(a)

Includes cumulative depreciation on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$139,038	$—	$139,038

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(1,504,938)	$—	$(1,504,938)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$35,059,703

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$786,044,901	$—	$786,044,901

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(1,483,855)	$—	$—	$(1,483,855)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock California Municipal Income Trust (BFZ)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(162,130,035)	$—	$(162,130,035)
VMTP Shares at Liquidation Value	—	(171,300,000)	—	(171,300,000)

	$—	$(333,430,035)	$—	$(333,430,035)

During the period ended January 31, 2019, there were no transfers between levels.

See notes to financial statements.

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2019	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 129.9%

Alabama — 2.3%
Alabama Federal Aid Highway Finance Authority, RB, Series A:
5.00%, 09/01/33	$3,985	$4,685,682
5.00%, 09/01/34	3,500	4,092,025
Alabama Special Care Facilities Financing Authority-Birmingham, Refunding RB, Children’s Hospital of Albama, 5.00%, 06/01/30	10,000	11,353,600
Birmingham-Jefferson Civic Center Authority, Special Tax Bonds, Series A:
5.00%, 07/01/31	1,100	1,284,052
5.00%, 07/01/32	1,150	1,332,183
5.00%, 07/01/33	1,600	1,844,976
County of Jefferson Alabama Sewer Revenue, Refunding RB, CAB, Senior Lien-Warrants, Series B (AGM)(a):
0.00%, 10/01/31	7,375	4,046,589
0.00%, 10/01/32	6,295	3,202,896
0.00%, 10/01/33	1,275	607,410
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University, Series A:
5.00%, 12/01/33	1,010	1,143,482
5.00%, 12/01/34	1,380	1,550,568
University of South Alabama, Refunding RB, (AGM):
5.00%, 11/01/29	1,105	1,275,589
5.00%, 11/01/30	2,000	2,290,780

		38,709,832

Alaska — 0.1%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 06/01/23	1,285	1,285,154

Arizona — 2.2%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital:
Series A, 5.00%, 02/01/34	6,340	6,754,509
Series B, 5.00%, 02/01/33	1,810	1,952,302
City of Phoenix Arizona IDA, RB, Facility:
Candeo Schools, Inc. Project, 6.00%, 07/01/23	430	461,188
Eagle College Preparatory Project, Series A, 4.50%, 07/01/22	400	406,300
Eagle College Preparatory Project, Series A, 5.00%, 07/01/33	1,000	1,010,870
Legacy Traditional Schools Project, Series A, 5.75%, 07/01/24(b)	750	797,243
City of Phoenix Arizona IDA, Refunding RB, Downtown Phoenix Student Housing, Series A:
5.00%, 07/01/29	175	198,434
5.00%, 07/01/31	175	195,141
County of Maricopa IDA, Refunding RB, Banner Health, Series A, 5.00%, 01/01/31	16,280	18,930,058
County of Pima Arizona IDA, Refunding RB, Tucson Electric Power Co. Project, Series A, 4.00%, 09/01/29	6,000	6,228,420

		36,934,465

California — 7.9%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Sub-Lien, Series A (AMBAC), 0.00%, 10/01/30(a)	10,530	6,891,253
California Health Facilities Financing Authority, RB, Sutter Health, Series A:
5.00%, 11/15/32	1,600	1,866,848
5.00%, 11/15/33	1,855	2,156,549

Security	Par (000)	Value

California (continued)
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series A, 5.00%, 11/15/32	$1,700	$1,983,526
California Municipal Finance Authority, ARB, LINX APM Project, AMT, 5.00%, 12/31/33	4,000	4,521,720
California Municipal Finance Authority, RB:
Biola University, 4.00%, 10/01/33	2,500	2,561,850
Senior, S/F Housing, Caritas Affordable Housing, Inc. Project, Series A, 5.00%, 08/15/30	1,000	1,095,340
California Municipal Finance Authority, Refunding RB, Eisenhower Medical Center, Series A:
5.00%, 07/01/30	1,200	1,376,196
5.00%, 07/01/31	1,050	1,194,973
California Statewide Communities Development Authority, RB:
Eskaton Properties, Inc., 5.25%, 11/15/34	2,500	2,649,900
Loma Linda University Medical Center, 5.00%, 12/01/28(b)	275	307,335
Loma Linda University Medical Center, 5.00%, 12/01/33(b)	1,350	1,468,395
City of Long Beach California Harbor Revenue, RB, AMT, Series A:
5.00%, 05/15/31	1,200	1,403,520
5.00%, 05/15/32	1,800	2,095,128
5.00%, 05/15/33	675	782,426
5.00%, 05/15/34	1,650	1,902,070
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A, AMT:
5.00%, 03/01/30	500	578,995
5.00%, 03/01/31	1,500	1,725,300
5.00%, 03/01/32	1,000	1,144,770
5.00%, 03/01/33	975	1,110,896
5.00%, 03/01/34	1,250	1,418,487
5.00%, 03/01/35	2,000	2,260,420
County of San Diego Regional Airport Authority, ARB, AMT, Sub-Series B, 5.00%, 07/01/33	1,000	1,142,050
El Camino Community College District, GO, CAB, Election of 2002, Series C(a):
0.00%, 08/01/30	9,090	6,581,342
0.00%, 08/01/31	12,465	8,614,312
0.00%, 08/01/32	17,435	11,525,407
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/29	14,500	16,405,010
Los Angeles California Unified School District, GO, Election of 2008, Series A, 4.00%, 07/01/33	3,000	3,179,040
Los Angeles Regional Airports Improvement Corp., Refunding RB, LAXFuel Corp., Los Angeles International, AMT, 5.00%, 01/01/32	4,110	4,321,953
M-S-R Energy Authority, RB, Series C, 6.13%, 11/01/29	2,500	3,076,975
Monterey Peninsula Community College District, GO, Refunding, CAB(a):
0.00%, 08/01/30	3,500	2,502,570
0.00%, 08/01/31	5,940	4,053,991
Oakland Unified School District/Alameda County, GO, Refunding, Series C, 5.00%, 08/01/30	1,300	1,534,182
Poway Unified School District, GO, Election of 2008, Series A(a):
0.00%, 08/01/30	10,000	7,102,100
0.00%, 08/01/32	12,500	8,027,000
State of California, GO, Refunding, 5.00%, 08/01/30	10,000	11,969,700
Washington Township Health Care District, Refunding RB, Series B, 3.00%, 07/01/28	750	734,895

		133,266,424

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado — 3.9%
Central Platte Valley Metropolitan District, GO, Series A:
5.13%, 12/01/29	$700	$778,295
5.50%, 12/01/29	750	846,548
City & County of Denver Colarado, RB, CAB, Series A-2, 0.00%, 08/01/30(a)	1,000	671,040
City & County of Denver Colarado Airport System Revenue, Refunding ARB, AMT, Series A, 5.00%, 12/01/33	25,000	29,110,750
City of Lakewood Colorado Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds(b):
4.00%, 12/01/23	1,000	1,020,950
4.10%, 12/01/24	5,080	5,171,643
4.20%, 12/01/25	5,280	5,358,038
4.50%, 12/01/30	4,305	4,359,071
Colorado Health Facilities Authority, Refunding RB:
Covenant Retirement Communities, Series A, 4.50%, 12/01/33	4,595	4,631,117
Covenant Retirement Communities, Series A, 5.00%, 12/01/33	3,000	3,191,220
NCMC, Inc. Project, 4.00%, 05/15/30	2,860	3,066,978
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.25%, 12/01/30	500	521,355
Park Creek Metropolitan District, Refunding, Tax Allocation Bonds, Senior Limited Property, Series A:
5.00%, 12/01/27	1,500	1,709,655
5.00%, 12/01/28	1,500	1,705,665
5.00%, 12/01/30	1,350	1,522,570
5.00%, 12/01/31	1,500	1,683,840
Tallyns Reach Metropolitan District No. 3, GO, Refunding, 5.00%, 12/01/33	503	524,398

		65,873,133

Connecticut — 1.4%
Capital Region Development Authority, Refunding RB:
5.00%, 06/15/30	1,095	1,260,049
5.00%, 06/15/31	1,125	1,281,825
State of Connecticut, GO:
Series A, 5.00%, 04/15/33	7,000	7,860,230
Series D, 4.00%, 08/15/29	11,500	12,111,225
State of Connecticut Health & Educational Facilities Authority, RB, Sacred Heart University Issue, Series I-1:
5.00%, 07/01/31	400	459,052
5.00%, 07/01/35	400	448,316

		23,420,697

Delaware — 0.4%
County of Kent Delaware, RB, CHF-Dover, LLC-Delaware State University Project, Series A:
4.00%, 07/01/22	230	239,287
4.00%, 07/01/23	570	595,998
5.00%, 07/01/24	705	775,260
5.00%, 07/01/25	805	894,242
5.00%, 07/01/26	850	951,371
5.00%, 07/01/27	890	1,000,974
5.00%, 07/01/28	935	1,049,884
State of Delaware Health Facilities Authority, RB, Beebe Medical Center Project, 4.00%, 06/01/35	1,250	1,235,175

		6,742,191

District of Columbia — 0.1%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 07/01/23(c)	1,700	2,000,458

Florida — 9.6%
Central Florida Expressway Authority, Refunding RB, Senior Lien:
5.00%, 07/01/32	1,610	1,896,773
5.00%, 07/01/33	2,750	3,222,478

Security	Par (000)	Value

Florida (continued)
City of Jacksonville Florida, RB, 5.00%, 10/01/35	$1,200	$1,369,620
City of Lakeland Florida, Refunding RB, Lakeland Regional Health System, 5.00%, 11/15/30	3,750	4,269,637
City of Tampa Florida, Refunding RB, H. Lee Moffitt Cancer Center Project, Series A, 4.00%, 09/01/33	10,000	10,336,400
County of Alachua Florida Health Facilities Authority, RB, East Ridge Retirement Village, Inc. Project, 6.00%, 11/15/29	5,000	4,719,050
County of Broward Florida, RB, Fort Lauderdale Fuel Facilities, Series A, AMT (AGM):
5.00%, 04/01/30	600	650,472
5.00%, 04/01/33	740	799,230
County of Martin Florida IDA, Refunding RB, Indiantown Cogeneration, L.P. Project, AMT, 4.20%, 12/15/25(b)	5,250	5,315,152
County of Miami-Dade Florida, Refunding RB, Series B, 4.00%, 04/01/32	6,690	7,069,256
County of Miami-Dade Florida School Board, COP, Refunding, Series A, 5.00%, 05/01/32	9,000	10,169,640
County of Orange Convention Center, Refunding RB, 4.00%, 10/01/32	9,485	10,055,997
County of Orange Florida Tourist Development Tax Revenue, Refunding RB:
5.00%, 10/01/30	11,470	14,170,841
4.00%, 10/01/31	7,000	7,450,870
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/32	30,305	33,139,730
County of Palm Beach Health Facilities Authority, RB, Lifespace Communities, Inc.:
5.00%, 05/15/31	410	441,902
5.00%, 05/15/33	1,000	1,064,730
County of St. Johns Florida Water & Sewer Revenue, Refunding RB, CAB, Series B(a):
0.00%, 06/01/30	2,000	1,424,320
0.00%, 06/01/31	1,295	877,790
0.00%, 06/01/32	2,495	1,621,575
Double Branch Community Development District, Refunding, Special Assessment Bonds, Senior Lien, Series A-1, 4.13%, 05/01/31	1,200	1,238,832
Greater Orlando Aviation Authority, Refunding RB, Jet Blue Airways Corp. Project, AMT, 5.00%, 11/15/26	2,000	2,137,060
Jacksonville Florida Port Authority, Refunding ARB, AMT, 4.50%, 11/01/33	630	652,781
Jacksonville Florida Port Authority, Refunding RB, AMT:
4.50%, 11/01/30	2,895	3,028,691
4.50%, 11/01/31	3,620	3,766,393
4.50%, 11/01/32	2,300	2,388,895
Miami Beach Health Facilities Authority, Refunding RB, Mont Sinai Medical Center, 5.00%, 11/15/30	1,000	1,093,160
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/30	3,825	4,322,250
Village Community Development District No. 10, Special Assessment Bonds, Sumter County:
4.50%, 05/01/23	2,000	2,095,720
5.00%, 05/01/32	5,475	5,849,380
Village Community Development District No. 5, Refunding, Special Assessment Bonds, Sumter County:
Phase I, 3.50%, 05/01/28	1,925	1,953,779
Phase I, 3.50%, 05/01/28	3,645	3,699,493
Phase II, 4.00%, 05/01/33	1,115	1,131,469
Phase II, 4.00%, 05/01/34	2,335	2,364,911
Village Community Development District No. 6, Refunding, Special Assessment Bonds, Sumter County, 4.00%, 05/01/29	5,830	6,010,438

		161,798,715

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Idaho — 0.0%
Idaho Housing & Finance Association, RB, Compass Charter School Project, Series A, 4.63%, 07/01/29(b)	$185	$184,162

Illinois — 13.7%
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, Series C, 5.00%, 12/01/30	7,025	7,382,573
Dedicated Revenues, Series F, 5.00%, 12/01/22	4,760	4,961,300
Series C, 5.00%, 12/01/22	14,830	15,457,161
Chicago Housing Authority, RB, M/F Housing, Series A:
5.00%, 01/01/33	3,000	3,428,100
5.00%, 01/01/35	1,500	1,697,865
Chicago Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/33	5,000	5,419,850
Chicago Transit Authority, Refunding RB:
Section 5307, Urbanized Area Formula Funds, 5.00%, 06/01/26	2,000	2,300,320
Section 5337, State of Good Repair Formula Funds, 5.00%, 06/01/26	1,000	1,149,750
City of Chicago Illinois, RB, Wastewater Transmission, 2nd Lien:
4.00%, 01/01/31	10,375	10,502,612
4.00%, 01/01/32	10,790	10,901,892
4.00%, 01/01/33	11,220	11,311,667
4.00%, 01/01/35	9,135	9,184,603
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 01/01/27	5,000	5,121,300
City of Chicago Illinois Motor Fuel Tax Revenue, Refunding RB, (AGM), 5.00%, 01/01/30	730	789,714
City of Chicago O’Hare International Airport, Refunding GARB, Senior Lien, Series B, 5.00%, 01/01/33	6,000	6,793,980
City of St. Charles Illinois, GO, Refunding, Corporate Purpose:
4.00%, 12/01/30	1,620	1,710,493
4.00%, 12/01/31	1,715	1,804,386
Counties of Kane McHenry Cook & De Kalb Unit School District No. 300, GO, Refunding, Series A, 5.00%, 01/01/30	6,350	7,257,225
County of Cook Illinois, GO, Refunding, Series C, 4.00%, 11/15/29	19,750	20,335,982
Illinois Finance Authority, Refunding RB:
DePaul University, Series A, 5.00%, 10/01/30	1,000	1,153,640
DePaul University, Series A, 4.00%, 10/01/31	1,000	1,055,310
DePaul University, Series A, 4.00%, 10/01/32	1,000	1,050,450
Lutheran Home & Services Obligated Group, 5.00%, 05/15/22	3,185	3,267,619
Lutheran Home & Services Obligated Group, 5.50%, 05/15/27	3,350	3,488,188
Presence Health Network, Series C, 5.00%, 02/15/30	12,000	13,999,440
Rush University Medical Center, Series A, 5.00%, 11/15/31	8,415	9,381,715
Rush University Medical Center, Series A, 5.00%, 11/15/32	2,075	2,303,333
Rush University Medical Center, Series A, 5.00%, 11/15/33	2,125	2,349,889
The Peoples Gas Light & Coke Company Project, 4.00%, 02/01/33	11,000	11,326,700
The University of Chicago Medical Centre, Series B, 5.00%, 08/15/30	3,205	3,718,922
Illinois State Toll Highway Authority, Refunding RB, Senior, Series A, 4.00%, 12/01/31	20,000	21,048,600
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
5.00%, 12/15/28	1,200	1,304,628
5.00%, 12/15/30	1,385	1,491,728

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO, Refunding, Series B, 5.00%, 10/01/30	$7,000	$7,515,270
Winnebago & Boone Counties School District No. 205 Rockford, GO:
4.00%, 02/01/29	9,080	9,478,340
4.00%, 02/01/30	9,835	10,127,591

		231,572,136

Indiana — 3.6%
City of Indianapolis Department of Public Utilities Water System Revenue, Refunding RB, First Lien, Series A, 5.00%, 10/01/35	10,000	11,749,600
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 5.88%, 01/01/24	1,525	1,669,402
City of Whiting Indiana, RB, BP Products North America, Inc. Project, AMT, 5.00%, 03/01/46(d)	8,500	9,252,845
Indiana Finance Authority, Refunding RB:
Community Health Network Project, Series A, 4.00%, 05/01/35	22,565	23,103,626
Earlham College Project, 5.00%, 10/01/32	11,255	11,408,181
Northern Indiana Commuter Transportation District, RB:
5.00%, 07/01/32	1,000	1,136,210
5.00%, 07/01/33	1,400	1,583,736

		59,903,600

Iowa — 0.8%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.50%, 12/01/22	60	60,058
5.25%, 12/01/25	13,345	14,141,696

		14,201,754

Kansas — 0.1%
Wyandotte County-Kansas City Unified Government Utility System Revenue, RB, Series A, 5.00%, 09/01/33	1,370	1,562,184

Kentucky — 0.6%
Countyof Louisville/Jefferson Metropolitan Government, Refunding RB, Norton Healthcare, Inc., Series A, 5.00%, 10/01/32	7,300	8,170,160
Kentucky Public Transportation Infrastructure Authority, RB, CAB, 1st Tier-DownTown Crossing Project:
Series B, 0.00%, 07/01/30(a)	1,230	725,282
Convertible Series C, 0.00%, 07/01/33(e)	1,500	1,479,150

		10,374,592

Louisiana — 3.0%
City of Ruston Louisiana, RB, (AGM):
5.00%, 06/01/29	1,060	1,219,488
5.00%, 06/01/30	1,000	1,145,460
5.00%, 06/01/31	1,020	1,160,403
5.00%, 06/01/32	1,225	1,387,570
Louisiana Public Facilities Authority, Refunding RB:
5.00%, 05/15/29	1,235	1,406,677
5.00%, 05/15/30	990	1,119,284
3.00%, 05/15/31	2,225	2,202,350
5.00%, 05/15/32	1,485	1,658,329
5.00%, 05/15/33	2,175	2,416,925
Entergy Louisiana, Series B, 3.50%, 06/01/30	5,990	5,956,516
Louisiana Stadium & Exposition District, Refunding RB, Senior, Series A, 5.00%, 07/01/30	3,000	3,339,000
Port New Orleans Board of Commissioners, Refunding RB, Series B, AMT:
5.00%, 04/01/31	300	323,646
5.00%, 04/01/32	1,000	1,074,770
5.00%, 04/01/33	1,575	1,686,400

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
State of Louisiana, GO, Series A, 4.00%, 05/15/30	$6,540	$6,884,004
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 07/01/29	1,925	2,142,525
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.25%, 05/15/31	3,425	3,596,592
5.25%, 05/15/32	4,375	4,654,781
5.25%, 05/15/33	4,750	5,021,890
5.25%, 05/15/35	1,500	1,592,400

		49,989,010

Maryland — 1.8%
City of Baltimore Maryland, Refunding RB, Convention Center Hotel, 5.00%, 09/01/31	1,250	1,405,263
County of Anne Arundel Maryland Consolidated, Special Taxing District, Special Tax Bonds, Villages At Two Rivers Project:
4.20%, 07/01/24	700	693,301
4.90%, 07/01/30	1,315	1,315,565
County of Howard Maryland Housing Commission, RB, M/F Housing, Woodfield Oxford Square Apartments, 5.00%, 12/01/33	1,765	2,004,599
County of Prince George’s Maryland, Tax Allocation Bonds, Westphalia Town Center Project, 5.00%, 07/01/30(b)	585	614,753
Maryland EDC, RB, Purple Line Light Rail Project, Series D, AMT, 5.00%, 03/31/30	1,325	1,488,584
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	3,225	3,319,654
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, Series A, 5.00%, 01/01/31	2,865	3,245,071
Charlestown Community, Series A, 5.00%, 01/01/32	3,010	3,396,514
Charlestown Community, Series A, 5.00%, 01/01/33	3,165	3,546,889
LifeBridge Health Issue, 5.00%, 07/01/31	1,000	1,156,480
LifeBridge Health Issue, 5.00%, 07/01/32	500	575,020
Lifebridge Health Issue, 5.00%, 07/01/33	385	436,894
LifeBridge Health Issue, 5.00%, 07/01/33	1,000	1,142,840
LifeBridge Health Issue, 5.00%, 07/01/34	775	880,780
Meritus Medical Center, 5.00%, 07/01/29	2,200	2,469,720
Meritus Medical Center, 5.00%, 07/01/31	1,400	1,551,774
Meritus Medical Center, 5.00%, 07/01/33	1,200	1,320,576

		30,564,277

Massachusetts — 2.3%
Commonwealth of Massachusetts, Refunding, GOL, Series A (AMBAC), 5.50%, 08/01/30	2,500	3,212,300
Commonwealth of Massachusetts, GOL, Series I, 5.00%, 12/01/33	5,000	5,817,600
Massachusetts Bay Transportation Authority, Refunding RB, CAB, Series A, 0.00%, 07/01/32(a)	5,500	3,511,475
Massachusetts Development Finance Agency, RB:
Emmanuel College Issue, Series A, 5.00%, 01/01/33	1,070	1,186,245
UMass Darthmouth Student Housing Project, 5.00%, 10/01/29	2,365	2,674,200
UMass Darthmouth Student Housing Project, 5.00%, 10/01/30	2,485	2,783,821
Massachusetts Development Finance Agency, Refunding RB, Series A:
Emmanuel College Issue, 5.00%, 10/01/31	3,635	4,006,061
Emmanuel College Issue, 5.00%, 10/01/33	1,285	1,405,315
5.00%, 01/01/32	2,020	2,276,479

Security	Par (000)	Value

Massachusetts (continued)
5.00%, 01/01/33	$1,500	$1,680,630
5.00%, 01/01/34	2,085	2,324,212
5.00%, 01/01/35	2,000	2,219,760
Massachusetts Educational Financing Authority, Refunding RB, Series K, AMT, 5.25%, 07/01/29	5,405	5,765,351

		38,863,449

Michigan — 1.5%
City of Detroit Michigan, GO:
5.00%, 04/01/26	735	797,945
5.00%, 04/01/27	580	629,671
5.00%, 04/01/28	665	720,847
5.00%, 04/01/29	665	717,129
5.00%, 04/01/30	510	547,949
5.00%, 04/01/31	735	783,312
5.00%, 04/01/32	625	662,656
5.00%, 04/01/33	830	877,418
Michigan Finance Authority, Refunding RB:
MidMichigan Health, 5.00%, 06/01/33	2,750	3,054,453
Oakwood Obligation Group, 5.00%, 08/15/30	2,105	2,327,183
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	8,195	8,446,996
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 12/31/32	2,000	2,260,020
Saginaw Valley State University, Refunding RB, Series A:
5.00%, 07/01/31	2,070	2,353,445
5.00%, 07/01/32	1,430	1,619,704

		25,798,728

Minnesota — 0.3%
Sartell-St Stephen Independent School District No. 748, GO, Series B(a):
0.00%, 02/01/30	3,915	2,782,743
0.00%, 02/01/31	2,190	1,480,812
0.00%, 02/01/32	1,450	939,310

		5,202,865

Mississippi — 1.7%
Mississippi Development Bank, Refunding RB, Municipal Energy Agency of Mississippi, Series A (AGM):
5.00%, 03/01/30	2,280	2,599,861
5.00%, 03/01/31	1,595	1,806,736
5.00%, 03/01/32	2,000	2,257,320
5.00%, 03/01/33	1,275	1,431,251
State of Mississippi, RB:
Series A, 5.00%, 10/15/35	5,000	5,740,500
Series E, 5.00%, 10/15/33	12,225	13,729,531

		27,565,199

Missouri — 0.7%
City of St. Louis Missouri IDA, Refunding RB, Ballpark Village Development Project, Series A, 3.88%, 11/15/29	1,035	1,056,942
Missouri State Health & Educational Facilities Authority, Refunding RB:
CoxHealth, Series A, 4.00%, 11/15/33	2,010	2,086,099
St. Louis College of Pharmacy, 5.00%, 05/01/30	3,000	3,189,180
The Children’s Mercy Hospital, 5.00%, 05/15/31	1,175	1,327,621
The Children’s Mercy Hospital, 4.00%, 05/15/32	1,680	1,759,934
The Children’s Mercy Hospital, 4.00%, 05/15/33	2,000	2,085,920

		11,505,696

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nebraska — 1.1%
Central Plains Nebraska Energy Project, RB:
Energy Project No. 3, 5.00%, 09/01/27	$5,000	$5,366,350
Gas Project No. 3, 5.00%, 09/01/32	4,500	4,829,715
Public Power Generation Agency, Refunding RB, Whelan Energy Center Unit 2, Series A, 5.00%, 01/01/32	7,630	8,625,944

		18,822,009

Nevada — 0.0%
Nevada Department of Business & Industry, RB, Series A, 5.00%, 07/15/27(b)	335	350,186

New Hampshire — 0.4%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project, Series A, AMT, 4.00%, 11/01/27(b)	2,205	2,171,308
New Hampshire State Turnpike System, RB, Series C, 4.00%, 08/01/33	4,350	4,497,552

		6,668,860

New Jersey — 16.6%
Casino Reinvestment Development Authority, Refunding RB:
5.00%, 11/01/21	2,465	2,618,471
5.00%, 11/01/22	1,890	2,029,690
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	1,500	1,587,555
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 5.25%, 09/15/29	12,230	13,267,226
Continental Airlines, Inc. Project, Series A, AMT, 5.63%, 11/15/30	1,740	1,960,963
Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	1,315	1,482,663
Foundation Academy Charter School Project, Series A, 4.00%, 07/01/29	350	348,516
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.00%, 01/01/28	4,705	5,131,367
Series DDD, 5.00%, 06/15/35	2,000	2,137,960
State Government Buildings Project, Series A, 5.00%, 06/15/32	4,500	4,881,780
State Government Buildings Project, Series C, 5.00%, 06/15/32	3,600	3,905,424
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 06/15/26	10,610	11,354,079
Cigarette Tax, 4.25%, 06/15/27	16,500	17,197,785
Continental Airlines, Inc. Project, AMT, 5.75%, 09/15/27	6,200	6,819,814
Provident Group — Montclaire Properties LLC (AGM), 5.00%, 06/01/30	1,500	1,713,555
Provident Group — Montclaire Properties LLC (AGM), 5.00%, 06/01/31	1,750	1,979,915
Provident Group — Montclaire Properties LLC (AGM), 4.00%, 06/01/32	2,125	2,219,839
Provident Group-Monteclair Properites LLC (AGM), 5.00%, 06/01/28	1,000	1,156,700
Series BBB, 5.50%, 06/15/29	10,000	11,452,800
Sub-Series A, 4.00%, 07/01/32	9,855	9,834,403
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 04/01/31	5,000	5,455,000
New Jersey EDA, RB, Reunding Cranes Mill Project, 5.00%, 01/01/29	2,280	2,531,552
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Princeton HealthCare System, 5.00%, 07/01/29	2,900	3,385,344

Security	Par (000)	Value

New Jersey (continued)
Princeton HealthCare System, 5.00%, 07/01/30	$2,400	$2,777,064
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 07/01/30	11,245	13,110,321
St. Joseph Health System, 5.00%, 07/01/28	1,500	1,684,155
St. Joseph Health System, 5.00%, 07/01/29	1,250	1,398,200
St. Joseph Health System Obligated Group Issue, 5.00%, 07/01/30	1,100	1,221,979
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, AMT:
Series 1A, 5.00%, 12/01/23	3,475	3,865,764
Series 1A, 5.00%, 12/01/24	6,000	6,780,420
Series 1A, 5.00%, 12/01/25	5,500	6,301,900
Series 1A, 5.00%, 12/01/26	2,250	2,559,982
Series A, 4.00%, 12/01/32	2,500	2,588,550
Series A, 4.00%, 12/01/33	2,000	2,066,020
Series A, 4.00%, 12/01/34	1,000	1,028,210
Series A, 4.00%, 12/01/35	1,000	1,023,440
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series BB, AMT, 3.80%, 10/01/32	13,230	13,365,872
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 06/15/27	4,225	4,740,619
Transportation Program, Series AA, 5.25%, 06/15/28	4,500	5,032,665
Transportation System, Series AA, 4.00%, 06/15/30	10,815	10,936,885
Transportation System, Series C, 5.25%, 06/15/32	10,000	10,831,800
Transportation System, Series D, 5.00%, 06/15/32	5,000	5,350,500
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A:
Federal Highway Reimbursement Revenue Notes, 5.00%, 06/15/30	6,600	7,341,642
5.00%, 12/15/30	20,000	22,236,400
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 5.25%, 01/01/27	5,000	5,855,750
South Jersey Transportation Authority, Refunding RB, Transportation System, Series A:
5.00%, 11/01/33	500	538,680
5.00%, 11/01/34	500	536,795
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/30	16,740	19,152,067
5.00%, 06/01/32	8,270	9,291,345
Township of Irvington New Jersey, GO, Refunding, Series A (AGM):
5.00%, 07/15/30	2,000	2,248,780
5.00%, 07/15/31	1,450	1,628,016

		279,946,222

New Mexico — 1.0%
New Mexico Educational Assistance Foundation, RB, Education Loan, AMT:
Series A-1, 3.75%, 09/01/31	6,250	6,407,687
Series A-2, 3.80%, 11/01/32	5,850	5,980,748
Series A-2, 3.80%, 09/01/33	5,000	5,100,400

		17,488,835

New York — 4.5%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 4.50%, 01/01/25(b)	900	966,015
County of Nassau New York, GOL, Series A (AGM):
5.00%, 04/01/34	4,165	4,816,739
5.00%, 04/01/35	4,385	5,052,222

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Metropolitan Transportation Authority, Refunding RB:
Green Bond, Series C-1, 5.00%, 11/15/34	$10,000	$11,383,300
CAB, Series A, 0.00%, 11/15/30(a)	23,000	15,768,570
Green Bond, CAB, Series C-2, 0.00%, 11/15/32(a)	19,315	11,925,467
New York City Housing Development Corp., RB, M/F Housing, Series C-4, 1.48%, 05/01/57(d)	3,900	3,900,000
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series B-1, 5.00%, 08/01/30	5,150	6,125,204
New York Transportation Development Corp., RB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
4.00%, 07/01/32	5,500	5,631,560
4.00%, 07/01/33	6,000	6,122,760
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/31	3,465	3,591,334

		75,283,171

North Carolina — 0.3%
North Carolina Medical Care Commission, Refunding RB, Mission Health Combined Group:
5.00%, 10/01/32	3,700	3,711,433
4.00%, 10/01/33	1,500	1,504,845

		5,216,278

Ohio — 1.1%
County of Butler Ohio, Refunding RB, UC Health:
5.00%, 11/15/30	1,225	1,420,008
5.00%, 11/15/31	2,500	2,877,100
5.00%, 11/15/32	2,200	2,520,892
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities, Series A:
5.25%, 07/01/28	500	503,265
5.63%, 07/01/32	1,000	1,007,630
County of Hamilton Ohio Sales Tax Revenue, Refunding RB, Series A, 5.00%, 12/01/30	4,500	5,251,635
Ohio Air Quality Development Authority, Refunding RB, AMT, 3.95%, 11/01/32(d)(f)(g)	1,500	1,192,500
State of Ohio, RB, Portsmouth Bypass Project, AMT (AGM):
5.00%, 12/31/29	1,625	1,832,252
5.00%, 12/31/30	2,400	2,695,608

		19,300,890

Oklahoma — 0.8%
Norman Regional Hospital Authority, Refunding RB:
5.00%, 09/01/27	2,100	2,428,839
5.00%, 09/01/28	2,000	2,301,360
5.00%, 09/01/29	2,150	2,461,320
5.00%, 09/01/30	5,130	5,839,120

		13,030,639

Oregon — 0.5%
Oregon Health & Science University, Refunding RB, Series B, 5.00%, 07/01/35	7,390	8,438,863

Pennsylvania — 20.6%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project(b):
5.00%, 05/01/23	640	675,949
5.00%, 05/01/28	835	911,478
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 05/01/27	6,750	7,112,475
5.00%, 05/01/28	5,000	5,254,300
5.00%, 05/01/29	3,745	3,922,550
5.00%, 05/01/30	5,300	5,533,094

Security	Par (000)	Value

Pennsylvania (continued)
Chester County Health & Education Facilities Authority, Refunding RB, Series A:
Main Line Health System, 5.00%, 10/01/31	$1,350	$1,579,163
Main Line Health System, 5.00%, 10/01/32	1,450	1,688,859
Main Line Health System, 5.00%, 10/01/33	2,300	2,669,311
Simpson Senior Services Project, 5.00%, 12/01/30	2,180	2,216,384
City of Philadelphia Pennsylvania, GO, Refunding:
(AGM), 4.00%, 08/01/32	6,000	6,286,140
(AGM), 5.00%, 08/01/30	9,235	10,751,849
Series A, 5.00%, 08/01/30	4,500	5,165,865
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/30	3,500	4,053,245
5.00%, 06/01/32	6,000	6,838,560
Commonwealth of Pennsylvania, GO, Refunding, , 1st Series, 4.00%, 01/01/30	7,000	7,501,690
County of Allegheny Hospital Development Authority, Refunding RB, Allegheny Health Network Obligated Group Issue, Series A:
5.00%, 04/01/31	3,075	3,516,508
5.00%, 04/01/34	3,345	3,751,819
5.00%, 04/01/35	1,000	1,115,790
County of Beaver Pennsylvania IDA, Refunding RB, First Energy Nuclear Energy Project, Series A, 4.00%, 01/01/35(d)(f)(g)	9,765	7,763,175
County of Berks IDA, Refunding RB, Tower Health Project:
5.00%, 11/01/29	2,000	2,310,480
5.00%, 11/01/30	2,000	2,290,580
5.00%, 11/01/34	2,500	2,810,225
5.00%, 11/01/35	3,325	3,718,879
County of Chester IDA, Woodlands At Graystone Project, 4.38%, 03/01/28(b)	265	260,802
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran Social Ministries Project:
5.00%, 01/01/29	1,300	1,414,075
5.00%, 01/01/30	2,675	2,897,801
5.00%, 01/01/32	1,510	1,640,162
County of Dauphin General Authority, Refunding RB, Pinnacle Health System Project, Series A, 4.00%, 06/01/31	2,275	2,385,337
County of Delaware Authority, Refunding RB, Cabrini University:
5.00%, 07/01/26	1,180	1,314,957
5.00%, 07/01/28	800	888,576
5.00%, 07/01/29	1,365	1,504,626
5.00%, 07/01/30	1,435	1,569,790
County of Delaware Pennsylvania Authority, Refunding RB, Villanova University, 4.00%, 12/01/31	1,000	1,075,030
County of Lancaster Hospital Authority, Refunding RB, University of Pennsylvania Health System Obligation, Series A, 3.00%, 08/15/30	2,535	2,532,541
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University:
5.00%, 09/01/31	1,750	2,037,788
5.00%, 09/01/32	1,315	1,519,417
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/26	2,500	2,673,575
Albert Einstein Healthcare Network, Series A, 5.25%, 01/15/29	3,250	3,621,182
Albert Einstein Healthcare Network, Series A, 5.25%, 01/15/30	6,185	6,863,062

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Whitemarsh Continuing Care Retirement Community Project, 5.00%, 01/01/30	$2,000	$1,999,900
County of Northampton Pennsylvania General Purpose Authority, RB, St. Luke’s Hospital of Bethlehem, Series A, 5.00%, 08/15/33	12,660	13,608,361
County of Northampton Pennsylvania General Purpose Authority, Refunding RB, Lafayette College, 5.00%, 11/01/34	5,400	6,251,796
County of Westmoreland Municipal Authority, Refunding RB, (BAM):
5.00%, 08/15/27	1,500	1,741,305
5.00%, 08/15/30	4,000	4,663,640
5.00%, 08/15/31	17,010	19,678,359
5.00%, 08/15/32	17,945	20,657,566
Geisinger Authority, Refunding RB, Geisinger Health System, Series A-2:
5.00%, 02/15/32	4,000	4,619,600
5.00%, 02/15/34	1,750	1,998,115
Pennsylvania Economic Development Financing Authority, RB:
PA Bridges Finco LP, AMT, 5.00%, 12/31/34	16,500	18,045,555
Pennsylvania Bridge Finco LP, 5.00%, 12/31/29	5,000	5,603,100
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 12/31/30	13,100	14,579,514
Pennsylvania Economic Development Financing Authority, Refunding RB, University of Pittsburgh Medical Center:
5.00%, 03/15/30	5,250	6,052,462
5.00%, 03/15/31	4,500	5,141,340
Pennsylvania Higher Educational Facilities Authority, RB, Series AT-1, 5.00%, 06/15/30	7,910	9,094,522
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, 5.00%, 05/01/30	425	485,286
Drexel University, 5.00%, 05/01/31	1,000	1,134,140
Drexel University, 5.00%, 05/01/32	1,750	1,974,998
Drexel University, 5.00%, 05/01/33	3,320	3,733,074
Drexel University, 5.00%, 05/01/35	1,000	1,113,430
La Salle University, 4.00%, 05/01/32	3,000	2,966,400
Pennsylvania Housing Finance Agency, Refunding RB, Series 125-A, AMT, 3.40%, 10/01/32	9,000	8,749,890
Pennsylvania Turnpike Commission, RB, Sub-Series B-1:
5.00%, 06/01/31	3,000	3,391,800
5.00%, 06/01/32	4,075	4,575,491
5.00%, 06/01/33	4,000	4,469,680
Pennsylvania Turnpike Commission, Refunding RB:
Motor License Fund, Enhanced Turnpike, 5.00%, 12/01/30	5,000	5,715,100
Subordinate, Series B-2 (AGM), 5.00%, 06/01/34	5,000	5,664,700
Turnpike Subordinate Revenue, Second Series, 5.00%, 12/01/32	1,000	1,125,120
Turnpike Subordinate Revenue, Second Series, 5.00%, 12/01/33	1,815	2,036,194
Turnpike Subordinate Revenue, Second Series, 5.00%, 12/01/34	1,500	1,675,530
Turnpike Subordinate Revenue, Second Series, 5.00%, 12/01/35	2,005	2,231,545
Philadelphia Gas Works Co., Refunding RB, General Ordinance, Series 14-T, 5.00%, 10/01/30	425	485,881
State Public School Building Authority, RB, School District of Philadelphia Project:
5.00%, 04/01/27	4,130	4,401,382
5.00%, 04/01/28	8,000	8,500,720
5.00%, 04/01/29	6,000	6,362,520
5.00%, 04/01/30	5,500	5,816,965

Security	Par (000)	Value

Pennsylvania (continued)
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc. Student Housing Project:
5.00%, 07/01/30	$825	$887,618
5.00%, 07/01/30	1,280	1,351,872
Wayne County Hospital & Health Facilities Authority, RB, Wayne Memorial Hospital Project, Series A:
5.00%, 07/01/31	460	533,099
4.00%, 07/01/33	440	459,483

		347,214,142

Rhode Island — 1.6%
Rhode Island Health & Educational Building Corp., RB, Hospital Financing, LifeSpan Obligation, 5.00%, 05/15/30	1,500	1,674,045
Rhode Island Housing & Mortgage Finance Corp., RB, S/F Housing, Homeownership Opportunity Bonds, Series 68-B, 3.00%, 10/01/31	13,500	13,110,660
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/28	2,750	2,967,525
5.00%, 06/01/29	4,500	4,829,625
5.00%, 06/01/30	4,215	4,496,773

		27,078,628

South Carolina — 0.7%
South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/35	10,000	11,200,300

Tennessee — 0.5%
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Erlanger Health System, Series A, 5.00%, 10/01/31	6,210	6,784,115
Counties of Nashville & Davidson Tennessee Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/31	1,300	1,466,010
County of Memphis-Shelby Industrial Development Board, Refunding, Tax Allocation Bonds, Graceland Project, Series A, 4.75%, 07/01/27	605	630,089

		8,880,214

Texas — 16.7%
Central Texas Regional Mobility Authority, RB, Senior Lien, Series A:
5.00%, 01/01/30	1,600	1,804,144
5.00%, 01/01/31	1,175	1,316,870
5.00%, 01/01/33	1,500	1,667,205
Central Texas Turnpike System, Refunding RB, Series C:
5.00%, 08/15/32	12,500	13,583,125
5.00%, 08/15/33	14,000	15,160,040
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 07/01/29	2,665	2,906,955
City of Houston Texas Airport System Revenue, Refunding RB:
Series B-2, AMT, 5.00%, 07/15/20	5,970	6,150,592
Series D, 5.00%, 07/01/33	7,000	8,221,570
City of Houston Texas Combined Utility System Revenue, Refunding RB, First Lien, Series B:
5.25%, 11/15/33	10,000	11,732,300
5.00%, 11/15/34	7,315	8,421,759
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 08/15/33	1,650	1,858,956

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Clifton Higher Education Finance Corp., Refunding RB, Series A:
Idea Public Schools (PSF-GTD), 4.00%, 08/15/31	$1,250	$1,338,038
Idea Public Schools (PSF-GTD), 4.00%, 08/15/33	1,200	1,262,136
Uplift Education, 3.10%, 12/01/22	630	621,256
Uplift Education, 3.95%, 12/01/32	1,800	1,745,730
County of Harris Texas, Refunding RB, Toll Road, Senior Lien, Series C, 4.00%, 08/15/33	12,325	12,886,404
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
5.75%, 01/01/28	500	539,415
6.38%, 01/01/33	460	504,726
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB, Series A:
Brazos Presbyterian Homes, Inc. Project, 5.00%, 01/01/33	1,090	1,115,953
YMCA of the Greater Houston Area, 5.00%, 06/01/28	1,150	1,209,191
YMCA of the Greater Houston Area, 5.00%, 06/01/33	3,000	3,125,160
County of Matagorda Texas Navigation District No. 1, Refunding RB:
Series A (AMBAC), 4.40%, 05/01/30	31,120	33,284,396
Series B (AMBAC), AMT, 4.55%, 05/01/30	10,000	10,586,500
Series B-2, 4.00%, 06/01/30	12,995	13,353,532
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A(a):
0.00%, 09/15/31	6,235	4,012,472
0.00%, 09/15/32	15,135	9,254,598
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB:
Christus Health, Series B, 5.00%, 07/01/35	6,000	6,796,260
Baylor Health Care System Project, Series A, 4.00%, 11/15/31	5,500	5,661,150
Baylor Health Care System Project, Series A, 4.00%, 11/15/32	15,420	15,815,986
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, Series A-1, 5.00%, 10/01/29	1,000	1,063,670
Leander ISD, GO, CAB, Refunding, Series D (PSF-GTD)(a):
0.00%, 08/15/31	1,200	757,152
0.00%, 08/15/32	2,000	1,199,440
0.00%, 08/15/33	4,485	2,557,616
Mission EDC, Refunding RB, Senior Lien, NatGasoline Project, AMT, 4.63%, 10/01/31(b)	4,125	4,206,056
New Hope Cultural Education Facilities Corp., RB, Series A:
Station 1 LLC Texas A&M University Project, 5.00%, 04/01/29	2,290	2,426,324
Stephenville LLC Tarleton State University Project, 5.38%, 04/01/28	1,150	1,238,251
Stephenville LLC Tarleton State University Project, 5.00%, 04/01/29	725	775,177
New Hope Cultural Education Facilities Corp., Refunding RB, 1st Mortgage, Morningside Ministries Project, 6.25%, 01/01/33	1,600	1,732,608
New Hope Cultural Education Facilities Finance Corp., RB, Jubilee Academic Center Project, Series A(b):
3.63%, 08/15/22	295	292,251
4.25%, 08/15/27	450	446,184

Security	Par (000)	Value

Texas (continued)
North Texas Tollway Authority, Refunding RB, 1st Tier, Series A, 5.00%, 01/01/35	$5,750	$6,541,142
Red River Health Facilities Development Corp., RB, Wichita Falls Retirement Foundation Project:
4.70%, 01/01/22	400	411,108
5.50%, 01/01/32	1,000	1,031,610
Socorro Independent School District, GO, Refunding, Series B, 4.00%, 08/15/34	3,000	3,198,690
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/30	13,000	13,931,580
5.00%, 12/15/31	25,000	26,716,250
Texas Public Finance Authority, Refunding RB, Midwestern State University:
4.00%, 12/01/30	2,000	2,119,860
4.00%, 12/01/31	1,650	1,737,169
Texas Transportation Commission State Highway Fund, Refunding RB, 1st Tier, 5.00%, 10/01/22	5,000	5,575,200
University of Texas System, Refunding RB, Financing System, Series C, 5.00%, 08/15/20	7,410	7,783,612

		281,677,369

Virginia — 0.8%
County of Fairfax Virginia EDA, RB, Vinson Hall LLC, Series A, 5.00%, 12/01/32	2,000	2,105,700
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
4.50%, 07/01/30	3,000	3,026,310
4.50%, 07/01/32	1,100	1,106,171
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.25%, 03/01/26	500	495,765
Virginia College Building Authority, RB, Green Bonds, Marymount University Project, Series B, 5.25%, 07/01/30(b)	2,000	2,133,040
Virginia Small Business Financing Authority, RB, Senior Lien, Express Lanes LLC, AMT, 5.00%, 07/01/34	3,940	4,135,345

		13,002,331

Washington — 2.3%
Grant & Douglas Counties School District No. 144-101 Quincy, GO, 4.00%, 12/01/34	7,475	7,937,777
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A:
5.00%, 09/01/27	1,000	1,017,960
5.25%, 09/01/32	1,850	1,875,160
Port of Seattle Washington, Refunding RB, Interemediate Lien, AMT, Series C, 5.00%, 05/01/34	6,000	6,776,700
Port of Seattle Washington Industrial Development Corp., Refunding RB, Special Facilities, Delta Airline, Inc. Project, AMT, 5.00%, 04/01/30	5,000	5,361,700
Washington Biomedical Research Properties 3.2, RB, Series A:
5.00%, 01/01/31	1,000	1,153,560
5.00%, 01/01/32	1,140	1,310,681
Washington Health Care Facilities Authority, Refunding RB, MultiCare Health System, Series B, 5.00%, 08/15/35	9,485	10,822,764
Washington State Housing Finance Commission, Refunding RB, Emerald Heights Project:
5.00%, 07/01/28	1,000	1,091,190
5.00%, 07/01/33	1,100	1,180,311

		38,527,803

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

West Virginia — 0.2%
West Virginia Hospital Finance Authority, RB, West Virginia University Health System, Series A:
5.00%, 06/01/31	$1,950	$2,215,337
5.00%, 06/01/33	1,100	1,232,561

		3,447,898

Wisconsin — 2.2%
Public Finance Authority, Refunding RB, AMT:
National Gypsum Co., 5.25%, 04/01/30	6,690	7,002,958
Waste Management, Inc. Project, 2.63%, 11/01/25	3,000	2,940,720
Wisconsin Airport Facilities, Senior Obligated Group, Series B, 5.25%, 07/01/28	2,250	2,426,422
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Advocate Aurora Health Credit Group, Series C-4, 2.16%, 08/15/54(d)	8,200	8,205,576
Marquette University, 4.00%, 10/01/32	4,520	4,684,890
Milwaukee Regional Medical Center Thermal Service, Inc., 5.00%, 04/01/35	2,500	2,893,750
Wisconsin Housing & Economic Development Authority, Refunding RB, S/F Housing, Series D, 3.00%, 09/01/32	9,000	8,715,960

		36,870,276

Total Municipal Bonds — 129.9% (Cost — $2,153,423,403)		2,189,763,635

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

Colorado — 4.9%
City & County of Denver Colorado, Refunding ARB, Department of Aviation, Series A, AMT:
4.25%, 11/15/29(i)	33,820	35,355,627
4.25%, 11/15/30	35,210	36,808,741
4.25%, 11/15/31	8,085	8,452,106
4.25%, 11/15/32	2,230	2,331,255

		82,947,729

Florida — 5.8%
County of Broward Florida, ARB, Series Q-1:
4.00%, 10/01/29(i)	17,200	17,769,692
4.00%, 10/01/30	18,095	18,694,335
4.00%, 10/01/31	18,820	19,443,348
4.00%, 10/01/32	19,575	20,223,355
4.00%, 10/01/33	20,355	21,029,190

		97,159,920

Iowa — 2.6%
Iowa State Board of Regents, RB, University of Iowa Hospitals & Clinics:
4.00%, 09/01/28	3,375	3,533,458
4.00%, 09/01/29	6,524	6,831,352
4.00%, 09/01/30	6,324	6,621,962
4.00%, 09/01/31	8,649	9,056,122
4.00%, 09/01/32	7,749	8,113,866
4.00%, 09/01/33	9,374	9,815,161

		43,971,921

Nevada — 1.1%
Clark County Nevada, 4.00%, 11/01/34	17,710	18,674,049

Pennsylvania — 2.8%
Commonwealth of Pennsylvania, GO, 1st Series, 5.00%, 03/01/32(i)	20,000	23,167,500
Lehigh County Pennsylvania General Purpose Hospital, 4.00%, 07/01/33	22,285	22,946,641

		46,114,141

Security	Par (000)	Value

Texas — 9.4%
City of San Antonio Texas Public Facilities Corp., Refunding LRB, Convention Center Refinancing & Expansion Project:
4.00%, 09/15/30	$15,000	$15,586,312
4.00%, 09/15/31	19,475	20,236,229
4.00%, 09/15/32	18,075	18,781,507
4.00%, 09/15/33(i)	11,000	11,429,962
4.00%, 09/15/34	11,885	12,349,555
4.00%, 09/15/35	4,500	4,675,894
Dallas Fort Worth International Airport, Refunding RB, AMT:
Series E, 4.00%, 11/01/32	6,915	7,186,025
Series E, 4.13%, 11/01/35(i)	10,435	10,843,987
Series F, 5.00%, 11/01/29	12,820	13,322,464
Series F, 5.00%, 11/01/30	15,565	16,175,050
Series F, 5.00%, 11/01/31	10,000	10,391,937
Series F, 5.00%, 11/01/32	17,170	17,842,956

		158,821,878

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 26.6% (Cost — $438,353,316)		447,689,638

Total Long-Term Investments — 156.5% (Cost — $2,591,776,719)		2,637,453,273

Other Assets Less Liabilities — 3.6%		60,824,633

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.6)%		(263,062,037)

RVMTP Shares at Liquidation Value,Net of Deferred Offering Costs — (44.5)%		(749,627,142)

Net Assets Applicable to Common Shares — 100.0%		$1,685,588,727

(a)	Zero-coupon bond.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Non-income producing security.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires between May 1, 2020 to March 1, 2026, is $221,778,857. See Note 4 of the Notes to Financial Statements for details.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Municipal 2030 Target Term Trust (BTT)

During the period ended January 31, 2019, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 01/31/19	Value at 01/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	26,798,334	(26,798,334)	—	$—	$110,411	$2,607	$(2,680)

(a)	Includes net capital gain distributions, if applicable.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$2,637,453,273	$—	$2,637,453,273

(a)	See above Schedule of Investments for values in each state or political subdivision.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(261,819,915)	$—	$(261,819,915)
RVMTP Shares at Liquidation Value	—	(750,000,000)	—	(750,000,000)

	$—	$(1,011,819,915)	$—	$(1,011,819,915)

During the period ended January 31, 2019, there were no transfers between levels.

See notes to financial statements.

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2019	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 112.1%

Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$420	$451,412

Arizona — 1.3%
Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.38%, 07/01/50(a)	1,185	1,215,123
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/35(a)	275	281,493
County of Maricopa IDA, Refunding RB, Honorhealth, Series A, 4.13%, 09/01/38	320	324,419

		1,821,035

California — 14.5%
California Health Facilities Financing Authority, Refunding RB, Series A:
Adventist Health System/West, 4.00%, 03/01/39	980	998,747
Catholic Healthcare West, 6.00%, 07/01/19(b)	1,010	1,028,241
California School Finance Authority, RB, Alliance For College-Ready Public School Projects, Series A, 5.00%, 07/01/51(a)	1,200	1,247,256
California Statewide Communities Development Authority, RB, Lancer Educational student Housing Project, Series A, 5.00%, 06/01/46(a)	1,220	1,288,796
California Statewide Communities Development Authority, Refunding RB, Lancer Educational student Housing Project, Series A, 5.00%, 06/01/36(a)	990	1,058,755
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.25%, 06/01/47	475	467,367
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	1,185	1,374,019
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J:
5.25%, 05/15/23(b)	2,165	2,490,616
5.25%, 05/15/38	615	686,937
State of California, GO, Various Purposes, 6.00%, 03/01/33	1,960	2,051,316
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/31	2,100	2,394,084
5.50%, 11/01/33	1,500	1,705,005
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	610	684,048
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 5.00%, 06/01/37	2,025	2,025,000
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/40	460	533,729

		20,033,916

Colorado — 3.3%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(a)	250	250,125
City & County of Denver Colorado, RB, Capital Appreciation Bonds Series, Series A-2, 0.00%, 08/01/38(c)	1,000	457,570
City & County of Denver Colorado Airport System, ARB, Sub-System, Series B, 5.25%, 11/15/32	1,750	1,969,712
Colorado Health Facilities Authority, Refunding RB, Series A:
Catholic Health Initiative, 5.50%, 07/01/34	1,675	1,698,953
Frasier Meadows Retirement Community Project, 5.25%, 05/15/37	210	225,122

		4,601,482

Connecticut — 0.3%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Sub-Series B-1, 4.00%, 05/15/45	460	462,038

Security	Par (000)	Value

Florida — 6.2%
Celebration Pointe Community Development District, Special Assessment Bonds, County of Alachua Florida(a):
5.00%, 05/01/32	$225	$233,689
5.00%, 05/01/48	555	556,815
County of Miami-Dade Florida, RB, Seaport Department, Series A, 6.00%, 10/01/38	5,675	6,492,030
Lakewood Ranch Stewardship District, Special Assessment Bonds, Lakewood National & Polo Run Projects:
5.25%, 05/01/37	180	185,942
5.38%, 05/01/47	185	190,380
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 06/01/32	875	986,431

		8,645,287

Idaho — 0.4%
Idaho Health Facilities Authority, Refunding RB, St. Luke’s Health System Project, Series A, 4.00%, 03/01/43	15	14,749
Idaho State Building Authority, RB, Department of Health And Welfare Project, 4.00%, 09/01/48	555	563,009

		577,758

Illinois — 20.3%
Chicago Board of Education, GO, Series C:
Dedicated Revenues, Series H, 5.00%, 12/01/46	215	215,899
Project, 5.25%, 12/01/35	700	722,974
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, 5.00%, 12/01/27	400	422,768
Dedicated Revenues, Series G, 5.00%, 12/01/34	215	222,269
5.00%, 12/01/25	295	311,729
Chicago Board of Education, GO, Series D:
5.00%, 12/01/46	245	246,495
5.00%, 12/01/46	635	637,115
Refunding Dedicated Revenues, Series F, 5.00%, 12/01/23	290	304,021
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 01/01/21(b)	4,545	4,954,641
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/31	560	594,014
Sales Tax Receipts, 5.25%, 12/01/36	1,500	1,584,855
Sales Tax Receipts, 5.25%, 12/01/40	1,750	1,839,320
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	580	604,609
5.25%, 12/01/43	2,660	2,739,667
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 08/15/41	1,750	1,902,425
Illinois Finance Authority, Refunding RB, Northwestern Memorial Hospital, Series A, 6.00%, 08/15/19(b)	2,900	2,965,569
Metropolitan Pier & Exposition Authority, RB, Series A, McCormick Place Expansion Project:
Bonds, 0.00%, 12/15/56(c)	2,165	328,972
Bonds, 5.00%, 06/15/57	590	606,555
5.50%, 06/15/53	280	297,889
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Bonds, Series B, 0.00%, 12/15/54(c)	3,020	508,810
Series B-2, 5.00%, 06/15/50	150	150,383
Railsplitter Tobacco Settlement Authority, RB(b):
5.50%, 06/01/21	1,055	1,143,968
6.00%, 06/01/21	300	328,701
State of Illinois, GO:
5.25%, 02/01/31	730	764,865
5.25%, 02/01/32	1,500	1,566,825
5.50%, 07/01/33	1,500	1,582,605
5.50%, 07/01/38	340	354,824

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO, Refunding, Series B, 5.00%, 10/01/27	$225	$244,060

		28,146,827

Indiana — 1.3%
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1(a):
6.63%, 01/15/34	125	131,001
6.75%, 01/15/43	185	193,542
6.88%, 01/15/52	375	393,071
Indiana Finance Authority, Refunding RB, Marquette Project, 4.75%, 03/01/32	500	505,825
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 01/15/51(a)	520	529,204

		1,752,643

Iowa — 1.2%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50 (d)	905	962,721
Midwestern Disaster Area, 5.50%, 12/01/22	5	5,005
Midwestern Disaster Area, 5.25%, 12/01/25	625	662,312

		1,630,038

Kansas — 2.2%
City of Lenexa Kansas, Refunding RB, Lakeview Village, Inc., Series A, 5.00%, 05/15/43	475	482,690
Kansas Development Finance Authority, Refunding RB, Adventist Health System:
5.50%, 11/15/19(b)	55	56,534
5.50%, 11/15/29	2,445	2,510,477

		3,049,701

Louisiana — 1.5%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,095	1,165,463
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 05/15/29	915	922,723

		2,088,186

Maine — 0.5%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 07/01/32	680	745,076

Maryland — 0.7%
City of Baltimore Maryland, Refunding RB, East Baltimore Research Park, Series A, 4.50%, 09/01/33	135	137,888
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	770	783,929

		921,817

Massachusetts — 2.5%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.00%, 01/01/47	790	846,398
UMass Boston Student Housing Project, 5.00%, 10/01/41	500	527,610
UMass Boston Student Housing Project, 5.00%, 10/01/48	875	918,033
Massachusetts Development Finance Agency, Refunding RB:
Emerson College Issue, 5.00%, 01/01/45	375	395,554
Trustees of Deerfield Academy, 5.00%, 10/01/40	375	392,621
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.25%, 07/01/36	300	320,247

		3,400,463

Michigan — 2.0%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	1,400	1,512,560

Security	Par (000)	Value

Michigan (continued)
Grand Traverse County Hospital Finance Authority, RB, Munson Health Care Obligated Group, Series A, 5.00%, 07/01/44	$1,110	$1,209,911

		2,722,471

Minnesota — 4.1%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A:
4.00%, 11/15/48	430	429,235
5.00%, 11/15/49	1,790	1,970,145
Duluth EDA, Refunding RB, Essentia Health Obligated Group, Series A:
4.25%, 02/15/48	2,665	2,676,886
5.25%, 02/15/58	560	616,627

		5,692,893

Montana — 0.1%
City of Kalispell Montana, Refunding RB, Immanuel Lutheran Corporation Project, Series A, 5.25%, 05/15/37	125	128,625

Nevada — 4.0%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 04/01/19(b)	2,600	2,617,966
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 07/01/42	2,825	2,913,846

		5,531,812

New Hampshire — 0.7%
New Hampshire Health and Education Facilities Authority Act, RB, Dartmouth College Issue, 5.25%, 06/01/19(b)	925	935,961

New Jersey — 8.7%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/39	265	281,965
New Jersey EDA, Refunding RB, School Facilities Construction, Series AA:
5.50%, 06/15/19(b)	500	506,995
5.50%, 12/15/29	250	252,982
New Jersey Housing & Mortgage Finance Agency, RB, S/F, Series CC, 5.25%, 10/01/29	1,400	1,404,802
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program Bonds, Series S, 5.25%, 06/15/43	1,145	1,235,455
Transportation Program Bonds, Series S, 5.00%, 06/15/46	1,045	1,097,240
Transportation System, Series AA, 5.50%, 06/15/39	2,245	2,380,351
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48(e)	640	650,989
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	630	694,065
Series A, 5.00%, 06/01/46	1,515	1,566,237
Sub-Series B, 5.00%, 06/01/46	1,965	1,956,747

		12,027,828

New York — 3.6%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	900	920,673
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	1,005	1,087,360
5.75%, 02/15/47	615	660,535
Metropolitan Transportation Authority, RB, Series A, 5.25%, 11/15/21(b)	500	549,570
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	1,480	1,536,728
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	275	255,629

		5,010,495

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio — 3.9%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2:
5.75%, 06/01/34	$225	$210,265
5.88%, 06/01/47	1,000	928,690
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 06/01/20(b)	2,405	2,512,455
Ohio Housing Finance Agency, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 09/01/48	270	271,164
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	1,385	1,541,976

		5,464,550

Oklahoma — 1.8%
Oklahoma Development Finance Authority, RB:
OU Medicine Project, Series B, 5.25%, 08/15/48	560	609,913
Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 08/01/57	1,110	1,034,542
Tulsa County Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/45	850	914,277

		2,558,732

Oregon — 0.2%
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(c)	575	265,466

Pennsylvania — 4.1%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 05/01/42(a)	420	443,776
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 04/01/39	800	805,168
Pennsylvania Housing Finance Agency, RB, S/F Housing Mortgage, Series 123-B, 4.00%, 10/01/42	990	991,901
Pennsylvania Turnpike Commission, RB, Series A(b):
5.63%, 12/01/20	1,200	1,283,808
5.63%, 12/01/20	445	476,079
Township of Bristol Pennsylvania School District, GO, 5.25%, 06/01/37	1,530	1,691,491

		5,692,223

Puerto Rico — 0.5%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	620	626,925

Rhode Island — 2.0%
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	2,870	2,668,956
5.00%, 06/01/50	125	125,328

		2,794,284

South Carolina — 5.1%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	1,825	2,062,360
South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A:
5.00%, 05/01/43	950	1,035,766
5.00%, 05/01/48	565	613,262
State of South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	1,500	1,599,780
State of South Carolina Public Service Authority, Refunding RB:
Series A, 5.00%, 12/01/50	210	220,067
Series A, 5.00%, 12/01/55	465	486,237
Series E, 5.25%, 12/01/55	945	1,010,233

		7,027,705

Security	Par (000)	Value

Texas — 9.8%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.00%, 01/01/21(b)	$2,560	$2,757,248
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 03/01/37	1,140	1,266,791
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 08/15/20(b)	2,710	2,882,329
Lower Colorado River Authority, Refunding RB:
5.50%, 05/15/19(b)	5	5,052
5.50%, 05/15/19(b)	80	80,838
5.50%, 05/15/19(b)	5	5,052
5.50%, 05/15/33	1,910	1,928,298
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 09/01/21(b)	1,500	1,639,815
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	285	293,302
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/38	520	578,375
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	2,005	2,081,010

		13,518,110

Virginia — 2.5%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.00%, 03/01/26	240	245,230
5.13%, 03/01/31	470	482,004
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 01/01/43	425	458,588
County of Fairfax Virginia IDA, Refunding RB, Health Care-Inova Health(b):
5.50%, 05/15/19	475	480,082
5.50%, 05/15/19	885	894,469
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 06/01/47	1,010	953,046

		3,513,419

Washington — 1.0%
Washington State Housing Finance Commission, Refunding RB, Horizon House Project, 5.00%, 01/01/48(a)	1,405	1,456,030

West Virginia — 0.5%
City of Martinsburg West Virginia, RB, M/F Housing, Kings Daughters Apartments, Series A-1, 4.63%, 12/01/43	570	554,781
West Virginia Hospital Finance Authority, RB, Improvement, West Virginia University Health System Obligated Group, Series A, 4.00%, 06/01/51	140	136,031

		690,812

Wisconsin — 1.0%
Public Finance Authority, Refunding RB:
Mery’s Wood at Marylhurst Projects, 5.25%, 05/15/52(a)	735	756,315
Wingate University, Series A, 5.25%, 10/01/48	590	621,482

		1,377,797

Total Municipal Bonds — 112.1% (Cost — $149,135,746)		155,363,817

Municipal Bonds Transferred to Tender Option Bond Trusts(f) — 55.8%

California — 18.5%
Fremont Union High School District, GO, Refunding Series A, 4.00%, 08/01/46	1,840	1,913,940
Grossmont California Union High School District, GO, Election of 2008, Series B, 5.00%, 08/01/20(b)	3,700	3,889,181

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Los Angeles California Unified School District, GO, Series I, 5.00%, 01/01/34	$600	$607,245
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 08/01/20(b)(g)	4,041	4,259,863
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 08/01/19(b)	5,978	6,109,010
San Diego Public Facilities Financing Authority Water, RB, Series B, 5.50%, 08/01/19(b)	6,448	6,573,690
University of California, RB, Series O, 5.75%, 05/15/19(b)	2,311	2,337,594

		25,690,523

District of Columbia — 2.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30(g)	2,129	2,191,384
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, 4.10%, 09/01/39	1,051	1,064,547

		3,255,931

Georgia — 0.7%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	1,025	1,046,042

Idaho — 1.4%
Idaho State Building Authority, RB, State Office Campus Project, Series A, 4.00%, 09/01/48	1,900	1,934,513

Illinois — 1.0%
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	1,244	1,385,509

Iowa — 1.2%
Iowa Finance Authority, Refunding RB, UnityPoint Health, Series E, 4.00%, 08/15/46	1,605	1,605,958

Nevada — 1.5%
County of Clark Nevada Water Reclamation District, GO, Series B, 5.50%, 07/01/19(b)	1,994	2,025,944

New Jersey — 1.9%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(g)	2,481	2,585,346

New York — 12.0%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38(e)	2,070	2,137,441
City of New York Municipal Water Finance Authority, Refunding RB:
Series FF, 5.00%, 06/15/45	2,499	2,705,005
Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	2,985	3,024,999
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,375	3,663,783
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(g)	1,980	2,166,505
State of New York Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 03/15/19(b)	3,000	3,012,690

		16,710,423

North Carolina — 0.8%
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 01/01/48	1,089	1,091,456

Pennsylvania — 2.7%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,514	1,732,036

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Turnpike Commission, Refunding RB, Sub Series B-2 (AGM), 5.00%, 06/01/35	$1,830	$2,065,887

		3,797,923

Rhode Island — 1.6%
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 09/15/47	2,207	2,224,759

Texas — 5.3%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 02/01/19(b)(g)	3,074	3,074,291
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	4,200	4,279,527

		7,353,818

Virginia — 1.3%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57(g)	1,473	1,746,519

West Virginia — 1.2%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(g)	1,671	1,694,149

Wisconsin — 2.4%
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A:
4.10%, 11/01/43	1,436	1,451,282
4.45%, 05/01/57	1,794	1,814,135

		3,265,417

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 55.8% (Cost — $75,889,310)		77,414,230

Total Long-Term Investments — 167.9% (Cost — $225,025,056)		232,778,047

	Shares

Short-Term Securities — 0.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.24%(h)(i)	343,495	343,563

Total Short-Term Securities — 0.3% (Cost — $343,563)		343,563

Total Investments — 168.2% (Cost — $225,368,619)		233,121,610

Other Assets Less Liabilities — 0.9%		1,344,850

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (31.8)%		(44,133,365)

VRDP Shares at Liquidity Value, Net of Deferred Offering Cost — (37.3)%		(51,715,976)

Net Assets Applicable to Common Shares — 100.0%		$138,617,119

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	When-issued security.

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Municipal Income Investment Trust (BBF)

(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expire between February 1, 2019 to December 1, 2030, is $10,613,837. See Note 4 of the Notes to Financial Statements for details.

(h)	Annualized 7-day yield as of period end.
(i)

During the period ended January 31, 2019, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 01/31/19	Value at 01/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	569,880	(226,385)	343,495	$343,563	$4,988	$78	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	11	03/20/19	$1,347	$(23,266)
Long U.S. Treasury Bond	42	03/20/19	6,161	(282,711)
5-Year U.S. Treasury Note	8	03/29/19	919	(14,991)

				$(320,968)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$320,968	$—	$320,968

(a)

Includes cumulative depreciation on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$39,470	$—	$39,470

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(339,127)	$—	$(339,127)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$6,659,898

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Municipal Income Investment Trust (BBF)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$232,778,047	$—	$232,778,047
Short-Term Securities	343,563	—	—	343,563

	$343,563	$232,778,047	$—	$233,121,610

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(320,968)	$—	$—	$(320,968)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(43,928,144)	$—	$(43,928,144)
VRDP Shares at Liquidation Value	—	(52,000,000)	—	(52,000,000)

	$—	$(95,928,144)	$—	$(95,928,144)

During the period ended January 31, 2019, there were no transfers between levels.

See notes to financial statements.

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2019	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 133.6%

New York — 133.1%

Corporate — 4.6%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 01/01/35(a)	$280	$295,498
City of New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT:
5.00%, 07/01/22	650	709,657
5.00%, 07/01/28	795	849,052
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	3,195	3,900,648
Niagara Area Development Corp., Refunding RB, Covanta Project, Series A, AMT, 4.75%, 11/01/42(a)	2,820	2,737,712

		8,492,567

County/City/Special District/School District — 33.4%
City of New York, GO, Refunding, Series E:
5.50%, 08/01/25	1,115	1,285,996
5.00%, 08/01/30	1,000	1,109,270
City of New York, GO:
Series A-1, 5.00%, 08/01/35	1,000	1,069,790
Series D, 5.38%, 06/01/32	25	25,084
Series G-1, 6.25%, 12/15/31	15	15,057
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	690	772,510
Sub-Series G-1, 5.00%, 04/01/29	750	818,753
Sub-Series I-1, 5.38%, 04/01/19(b)	465	467,841
Sub-Series I-1, 5.38%, 04/01/36	65	65,360
City of New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55(c)	2,000	430,480
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	2,975	3,331,673
5.00%, 11/15/45	3,700	4,126,758
City of New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/42(c)	1,960	759,676
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/45(c)	1,500	499,740
(AMBAC), 5.00%, 01/01/39	3,000	3,040,620
Queens Baseball Stadium (AGC), 6.38%, 01/01/39	150	150,533
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/46	175	177,536
Yankee Stadium Project (NPFGC), 4.75%, 03/01/46	350	350,238
Yankee Stadium Project (NPFGC), 5.00%, 03/01/46	500	502,820
City of New York Transitional Finance Authority, RB, Future Tax Secured, 5.00%, 02/01/32	5,000	5,610,600
City of New York Transitional Finance Authority Future Tax Secured, RB:
Future Tax Secured Subordinate Bond, Series C-3, 5.00%, 05/01/41	355	405,147
Future Tax Secured, Sub-Series E-1, 5.00%, 02/01/43	1,725	1,937,244
Series A-2, 5.00%, 08/01/38	1,420	1,622,350
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	2,500	2,682,075
County of Nassau New York, GO, General Improvement Bonds, Series B, 5.00%, 07/01/37	1,200	1,374,252
County of Nassau New York, GO, Refunding, Series C, 5.00%, 10/01/31	945	1,090,473
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	125	135,244
5.75%, 02/15/47	75	80,553

Security	Par (000)	Value

County/City/Special District/School District (continued)
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
5.00%, 02/15/39	$1,370	$1,549,621
5.00%, 02/15/42	1,875	2,106,675
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	2,695	2,883,650
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 07/15/47	2,000	2,070,160
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	1,200	1,245,996
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	1,835	1,900,014
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	480	507,638
4 World Trade Center Project, 5.00%, 11/15/31	860	923,133
4 World Trade Center Project, 5.00%, 11/15/44	7,655	8,159,312
7 World Trade Center Project, Class 1, 4.00%, 09/15/35	1,935	2,017,837
7 World Trade Center Project, Class 2, 5.00%, 09/15/43	1,420	1,525,236
7 World Trade Center Project, Class 3, 5.00%, 03/15/44	2,070	2,206,558
World Trade Center Project, 5.75%, 11/15/51	1,340	1,468,720

		62,502,223

Education — 28.6%
Amherst Development Corp., Refunding RB:
Daemen College Project, 5.00%, 10/01/43	380	401,128
Daemen College Project, 5.00%, 10/01/48	290	304,953
University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/20(b)	1,100	1,153,482
Build NYC Resource Corp., RB, Inwood Academy for Leadership Charter School Project, Series A, 5.13%, 05/01/38(a)	660	662,119
Build NYC Resource Corp., Refunding RB, City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 06/01/38	250	280,708
City of New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 07/01/37	225	254,867
Carnegie Hall, 4.75%, 12/01/39	2,000	2,039,760
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
Series A, 5.13%, 09/01/40	3,135	3,263,221
Series B, 4.00%, 08/01/35	470	488,010
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 06/01/19(b)	625	633,837
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, The Charter School for Applied Technologies Project, Series A, 5.00%, 06/01/35	245	261,582
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 05/01/34	170	183,627
County of Dutchess New York Industrial Development Agency, RB, Bard College Civic Facility, Series A-2, 4.50%, 08/01/36	2,155	2,011,261
County of Dutchess New York Local Development Corp., RB, Marist College Project:
5.00%, 07/01/43	240	272,762
5.00%, 07/01/48	360	407,898

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 07/01/42	$395	$447,547
4.00%, 07/01/46	745	765,890
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 07/01/21(b)	1,900	2,052,456
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 07/01/23(b)	320	365,248
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 03/01/20(b)	1,165	1,201,663
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 07/01/37	360	375,433
5.00%, 07/01/42	220	228,001
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 09/01/41	750	800,715
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 01/01/21(b)	700	750,001
Geneva Development Corp., Refunding RB, Hobart & William Smith Colleges, 5.25%, 09/01/44	500	558,625
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.25%, 11/01/24	155	166,693
Convent of the Sacred Heart (AGM), 5.63%, 11/01/32	750	807,742
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	210	226,546
New York University Mount Sinai School of Medicine, 5.13%, 07/01/19(b)	2,000	2,028,300
New York University, Series 1 (AMBAC), 5.50%, 07/01/40	1,440	1,860,912
New York University, Series B, 5.00%, 07/01/37	1,250	1,366,025
Series B, 5.75%, 03/15/19(b)	600	602,874
State University Dormitory Facilities, Series A, 5.00%, 07/01/19(b)	750	760,387
State University Dormitory Facilities, Series A, 5.00%, 07/01/41	2,000	2,132,080
State University Of New York Dormitory Facilities, Series A, 5.00%, 07/01/43	845	966,224
Teachers College, Series B, 5.00%, 07/01/42	1,225	1,323,600
Touro College & University System, Series A, 5.25%, 01/01/34	800	853,784
Touro College & University System, Series A, 5.50%, 01/01/39	2,000	2,139,520
University of Rochester, Series A, 5.13%, 07/01/19(b)	740	750,619
University of Rochester, Series A, 5.75%, 07/01/19(b)	565	574,537
University of Rochester, Series A, 5.13%, 07/01/39	110	111,438
University of Rochester, Series A, 5.75%, 07/01/39	85	86,379
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 05/15/29	2,000	2,190,200
Barnard College, Series A, 5.00%, 07/01/33	530	608,673
Brooklyn Law School, 5.75%, 07/01/33	475	481,099
Cornell University, Series A, 5.00%, 07/01/40	800	832,696
Culinary Institute of America, 5.00%, 07/01/42	300	316,206
Fordham University, 5.00%, 07/01/44	850	933,376
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	1,380	1,547,477
New York University, Series A, 5.00%, 07/01/37	1,790	1,956,148
Rochester Institute of Technology, 5.00%, 07/01/42	1,790	1,928,009
Skidmore College, Series A, 5.00%, 07/01/28	75	80,172
Skidmore College, Series A, 5.25%, 07/01/29	85	91,525

Security	Par (000)	Value

Education (continued)
St. John’s University, Series A, 5.00%, 07/01/37	$835	$941,538
State University Dormitory Facilities, Series A, 5.25%, 07/01/30	2,355	2,663,623
State University Dormitory Facilities, Series A, 5.25%, 07/01/32	445	502,516
Teachers College, 5.50%, 03/01/19(b)	450	451,337
St. John’s Univerisity, Series A, 5.00%, 07/01/34	250	284,253
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/35	415	466,381
Hofstra University Project, 5.00%, 07/01/47	120	134,122

		53,331,805

Health — 12.4%
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B, 4.00%, 07/01/41	1,600	1,605,056
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 07/01/40	300	317,610
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	395	395,241
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	200	200,658
5.00%, 12/01/46	320	349,616
Series A, 5.00%, 12/01/32	240	260,652
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	1,650	1,764,691
County of Nassau New York Local Economic Assistance Corp., Refunding RB, Winthrop University Hospital Association Project, 5.00%, 07/01/42	2,800	2,931,908
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	230	249,690
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	3,130	3,294,294
Series B, 6.00%, 11/01/20(b)	435	467,029
Series B, 6.00%, 11/01/30	65	69,126
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project:
5.00%, 01/01/28	675	716,479
5.00%, 01/01/34	1,250	1,307,663
State of New York Dormitory Authority, RB:
New York State Association for Retarded Children, Inc., Series A, 6.00%, 07/01/19(b)	500	508,845
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 07/01/19(b)	200	203,538
New York University Hospitals Center, Series A, 6.00%, 07/01/20(b)	500	530,220
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 05/01/39	500	520,095
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 07/01/29	290	293,274
Mount Sinai Hospital, Series A, 5.00%, 07/01/26	1,385	1,443,184
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	1,000	1,073,630
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	1,750	1,878,852
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/43	1,430	1,556,784

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 05/01/33	$1,100	$1,108,613

		23,046,748

Housing — 4.2%
City of New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 07/01/32	1,140	1,254,046
5.00%, 07/01/33	500	543,145
City of New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 02/15/48	925	958,189
County of Onondaga New York Trust for Cultural Resources, Refunding RB, Abby Lane Housing Corporation Project, 5.00%, 05/01/40	355	384,880
State of New York HFA, RB:
Affordable Housing, Series E (SONYMA), 4.15%, 11/01/47	495	502,717
M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 02/15/39	1,420	1,425,197
Series H, 4.25%, 11/01/51	1,000	1,020,880
State of New York Mortgage Agency, Refunding RB, S/F, Series 213, 4.20%, 10/01/43	1,785	1,833,195

		7,922,249

State — 9.7%
City of New York Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, 4.00%, 07/15/38	2,360	2,483,310
State of New York Dormitory Authority, RB:
General Purpose, Series B, 5.00%, 03/15/42	4,380	4,707,317
General Purpose, Series C, 5.00%, 03/15/34	2,185	2,318,569
Group B, State Sales Tax, Series A, 5.00%, 03/15/39	620	703,440
Series A, 5.00%, 03/15/36	1,360	1,555,826
Series A, 5.00%, 02/15/42	1,500	1,679,400
State of New York Dormitory Authority, Refunding RB:
Group 3, Series E, 5.00%, 03/15/41	1,160	1,333,664
Series A, 5.25%, 03/15/39	1,030	1,212,856
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C:
5.00%, 03/15/30	885	985,996
5.00%, 03/15/32	1,000	1,109,950

		18,090,328

Tobacco — 4.4%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	1,000	1,022,970
Counties of New York Tobacco Trust VI, Refunding RB:
Settlement Pass-Through Turbo, Series C, 4.00%, 06/01/51	1,500	1,260,705
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	1,470	1,484,259
Tobacco Settlement Pass-Through, Series B, 5.00%, 06/01/45	130	131,983
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 06/01/39	150	146,549
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 05/15/34	250	263,390
5.25%, 05/15/40	110	115,041
TSASC, Inc., Refunding RB, Tobacco Settlement Bonds, Series B:
5.00%, 06/01/45	1,125	1,069,650
Subordinate, 5.00%, 06/01/48	1,225	1,158,103

Security	Par (000)	Value

Tobacco (continued)
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C:
4.00%, 06/01/42	$725	$673,931
5.13%, 06/01/51	870	873,149

		8,199,730

Transportation — 26.6%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 01/01/47	535	594,299
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/23(b)	540	628,457
Series D, 5.25%, 11/15/21(b)	220	241,811
Series E, 5.00%, 11/15/38	4,000	4,346,200
Metropolitan Transportation Authority, Refunding RB:
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	750	805,695
Green Bonds, Series A-1, 5.25%, 11/15/56	750	826,575
Series D, 5.25%, 11/15/21(b)	780	857,329
Series D, 5.25%, 11/15/23(b)	910	1,059,067
Series F, 5.00%, 11/15/30	2,000	2,175,460
Series F, 5.00%, 11/15/35	500	556,700
Transportation, Series D, 5.00%, 11/15/20(b)	800	847,688
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 07/01/41	1,040	1,098,375
5.00%, 07/01/46	5,960	6,276,714
5.25%, 01/01/50	560	595,398
(AGM), 4.00%, 07/01/41	800	803,848
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/31	2,305	2,389,040
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC, Special Project, AMT (NPFGC):
Series 6, 5.75%, 12/01/22	4,930	5,129,172
Series 8, 6.00%, 12/01/42	1,000	1,058,520
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	750	831,458
179th Series, 5.00%, 12/01/38	575	644,943
Consolidated, 177th Series, AMT, 4.00%, 01/15/43	640	646,042
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	500	544,825
Consolidated, 195th Series, AMT, 5.00%, 04/01/36	750	841,020
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 01/01/56	920	1,015,634
State of New York Thruway Authority, Refunding RB, General:
2nd Highway & Bridge Trust, Series A, 5.00%, 04/01/32	2,500	2,727,575
Series I, 5.00%, 01/01/37	1,760	1,875,509
Series I, 5.00%, 01/01/42	280	297,083
Series J, 5.00%, 01/01/41	2,000	2,192,740
Series K, 5.00%, 01/01/32	2,575	2,921,955
Triborough Bridge & Tunnel Authority, RB:
Series A, 5.00%, 11/15/42	1,000	1,136,210
Series B, 5.00%, 11/15/40	350	397,702
Series B, 5.00%, 11/15/45	310	350,818
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32(c)	1,700	1,063,928
General, Series A, 5.25%, 11/15/45	590	682,624
General, Series A, 5.00%, 11/15/50	500	562,620
Series B, 5.00%, 11/15/38	515	590,818

		49,613,852

Utilities — 9.2%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 06/15/39	1,000	1,121,820

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2011, Series BB, 5.00%, 06/15/31	$1,000	$1,042,070
Long Island Power Authority, RB:
5.00%, 09/01/38	2,750	3,162,747
General, 5.00%, 09/01/47	490	548,266
General, 5.00%, 09/01/36	340	390,238
General, Electric Systems, Series A (AGM), 5.00%, 05/01/21(b)	500	536,815
General, Electric Systems, Series C (CIFG), 5.25%, 09/01/29	2,000	2,426,100
Long Island Power Authority, Refunding RB, Electric System:
Series A, 5.75%, 04/01/19(b)	4,000	4,026,480
Series B, 5.00%, 09/01/46	250	277,213
State of New York Environmental Facilities Corp., RB, Subordinated SRF Bonds, Series B, 5.00%, 06/15/48	930	1,067,733
State of New York Environmental Facilities Corp., Refunding RB, Revolving Funds, New York City Municipal Water, Series B, 5.00%, 06/15/36	350	373,447
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	2,000	2,224,680

		17,197,609

Total Municipal Bonds in New York		248,397,111

Puerto Rico — 0.5%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	985	996,002

Total Municipal Bonds — 133.6% (Cost — $238,911,525)		249,393,113

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

New York — 35.1%

County/City/Special District/School District — 7.9%
City of New York, GO:
Series D, 5.00%, 12/01/43(e)	2,850	3,260,884
Sub-Series G-1, 5.00%, 04/01/29	4,370	4,767,714
Sub-Series I-1, 5.00%, 03/01/36	1,500	1,677,172
City of New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	825	882,684
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(e):
5.75%, 02/15/21(b)	774	833,703
5.75%, 02/15/47	476	512,869
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 09/15/40	2,610	2,825,551

		14,760,577

Education — 2.1%
City of New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 08/01/33	3,527	3,928,138

Housing — 1.6%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.25%, 11/01/43	2,830	2,919,867

State — 4.2%
City of New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series F-1, 5.00%, 05/01/38	1,420	1,621,841
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	750	858,398
4.00%, 10/15/32	1,000	1,084,060

Security	Par (000)	Value

State (continued)
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 03/15/41	$1,500	$1,586,887
State of New York Dormitory Authority, Refunding RB, Bid Group 4, Series C, 5.00%, 03/15/39	1,000	1,148,030
State of New York Urban Development Corp., RB, State Personal Income Tax, Series A, 4.00%, 03/15/47	1,497	1,542,611

		7,841,827

Transportation — 8.3%
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	6,495	7,050,747
Port Authority of New York & New Jersey, Refunding ARB:
194th Series, 5.25%, 10/15/55	1,455	1,659,340
Consolidated, 210th Series, 5.00%, 09/01/48	1,900	2,169,990
Consolidated, Series 169th, 5.00%, 10/15/26	1,500	1,608,037
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	1,180	1,267,963
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series A, 5.00%, 11/15/46	1,500	1,679,220

		15,435,297

Utilities — 11.0%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 06/15/32	5,310	5,673,275
Fiscal 2012, Series BB, 5.00%, 06/15/44	3,511	3,768,560
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	810	820,854
Utility Debt Securitization Authority, Refunding RB:
5.00%, 12/15/41	6,868	7,631,482
Restructuring, Series A, 5.00%, 12/15/35	2,000	2,303,650
Restructuring, Series B, 4.00%, 12/15/35	370	392,355

		20,590,176

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 35.1% (Cost — $62,839,000)		65,475,882

Total Long-Term Investments — 168.7% (Cost — $301,750,525)		314,868,995

	Shares

Short-Term Securities — 0.7%
BlackRock Liquidity Funds New York Money Fund Portfolio, 1.13%(f)(g)	1,332,918	1,332,918

Total Short-Term Securities — 0.7% (Cost — $1,332,918)		1,332,918

Total Investments — 169.4% (Cost — $303,083,443)		316,201,913

Other Assets Less Liabilities — 0.6%		1,168,906

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.4)%		(36,186,468)

VMTP Shares, at Liquidation Value, Net of Deferred Offering Costs — (50.6)%		(94,500,000)

Net Assets Applicable to Common Shares — 100.0%		$186,684,351

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock New York Municipal Income Trust (BNY)

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires between February 15, 2019 to December 1, 2026 is $2,160,162. See Note 4 of the Notes to Financial Statements for details.

(f)	Annualized 7-day yield as of period end.
(g)

During the period ended January 31, 2019, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 01/31/19	Value at 01/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds New York Money Fund Portfolio	—	1,332,918	1,332,918	$1,332,918	$3,134	$—	$—
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,136,343	(2,136,343)	—	—	5,172	45	(259)

				$1,332,918	$8,306	$45	$(259)

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	38	03/20/19	$4,654	$(99,735)
Long U.S. Treasury Bond	61	03/20/19	8,948	(449,837)
5-Year U.S. Treasury Note	37	03/29/19	4,250	(70,969)

				$(620,541)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$620,541	$—	$620,541

(a)

Includes cumulative depreciation on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$103,595	$—	$103,595

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(601,681)	$—	$(601,681)

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock New York Municipal Income Trust (BNY)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$13,642,844

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3		Total
Assets:
Investments:
Long-Term Investments(a)	$—	$314,868,995		$—	$314,868,995
Short-Term Securities	1,332,918	—		—	1,332,918

	$1,332,918	$314,868,995	$		$316,201,913

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(620,541)	$—		$—	$(620,541)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(36,057,166)	$—	$(36,057,166)
VMTP Shares at Liquidation Value	—	(94,500,000)	—	(94,500,000)

	$—	$(130,557,166)	$—	$(130,557,166)

During the period ended January 31, 2019, there were no transfers between levels.

See notes to financial statements.

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

January 31, 2019

	BFZ	BTT	BBF	BNY

ASSETS
Investments at value — unaffiliated(a)	$786,044,901	$2,637,453,273	$232,778,047	$314,868,995
Investments at value — affiliated(b)	—	—	343,563	1,332,918
Cash pledged for futures contracts	699,000	—	127,850	229,250
Receivables:
Interest — unaffiliated	10,909,962	26,059,375	2,798,286	3,286,918
Investments sold	314,678	41,993,799	425,466	20,000
Dividends — affiliated	864	12,292	331	727
TOB Trust	—	—	1,570,000	1,415,000
Prepaid expenses	6,036	12,320	4,275	4,598

Total assets	797,975,441	2,705,531,059	238,047,818	321,158,406

ACCRUED LIABILITIES
Bank overdraft	803,012	1,583,557	—	—
Payables:
Investments purchased	1,674,165	—	2,716,536	2,830,000
Income dividend distributions	1,419,678	4,399,548	593,199	577,435
Interest expense and fees	825,039	1,242,122	205,221	129,302
Investment advisory fees	390,150	912,534	113,152	160,541
Variation margin on futures contracts	273,547	—	49,200	88,930
Directors’ and Officer’s fees	82,767	21,847	31,195	33,968
Other accrued expenses	107,454	335,667	78,076	96,713

Total accrued liabilities	5,575,812	8,495,275	3,786,579	3,916,889

OTHER LIABILITIES
TOB Trust Certificates	162,130,035	261,819,915	43,928,144	36,057,166
RVMTP Shares, at liquidation value of $5,000,000 per share, net of deferred offering costs(c)	—	749,627,142	—	—
VMTP Shares, at liquidation value of $100,000 per share(c)	171,300,000	—	—	94,500,000
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)	—		51,715,976	—

Total other liabilities	333,430,035	1,011,447,057	95,644,120	130,557,166

Total liabilities	339,005,847	1,019,942,332	99,430,699	134,474,055

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$458,969,594	$1,685,588,727	$138,617,119	$186,684,351

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(d)	$446,985,849	$1,671,158,205	$134,902,792	$180,169,188
Accumulated earnings	11,983,745	14,430,522	3,714,327	6,515,163

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$458,969,594	$1,685,588,727	$138,617,119	$186,684,351

Net asset value per Common share	$14.39	$23.91	$13.55	$14.39

(a) Investments at cost — unaffiliated	$770,613,546	$2,591,776,719	$225,025,056	$301,750,525
(b) Investments at cost — affiliated	$—	$—	$343,563	$1,332,918
(c) Preferred Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	1,713	150	520	945
(d) Common Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	31,902,885	70,505,571	10,227,565	12,976,074

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Operations  (unaudited)

Six Months Ended January 31, 2019

	BFZ	BTT	BBF	BNY

INVESTMENT INCOME
Interest — unaffiliated	$15,006,013	$44,882,142	$5,560,403	$6,299,962
Dividends — affiliated	16,672	110,411	4,988	8,306

Total investment income	15,022,685	44,992,553	5,565,391	6,308,268

EXPENSES
Investment advisory	2,320,432	5,368,044	680,739	947,015
Professional	50,558	105,688	35,203	31,841
Accounting services	23,509	121,642	21,599	27,434
Directors and Officer	21,945	80,437	2,967	8,749
Transfer agent	18,455	39,240	13,192	11,726
Custodian	10,186	14,559	4,110	2,756
Registration	6,249	13,810	4,803	4,807
Printing	4,306	8,291	3,194	3,534
Rating agency	21,764	21,943	21,727	21,740
Miscellaneous	12,611	55,168	6,904	9,360

Total expenses excluding interest expense, fees and amortization of offering costs	2,490,015	5,828,822	794,438	1,068,962
Interest expense, fees and amortization of offering costs(a)	3,819,317	11,470,488	1,147,007	1,501,835

Total expenses	6,309,332	17,299,310	1,941,445	2,570,797
Less fees waived and/or reimbursed by the Manager	(478)	(7,544)	(317)	(354)

Total expenses after fees waived and/or reimbursed	6,308,854	17,291,766	1,941,128	2,570,443

Net investment income	8,713,831	27,700,787	3,624,263	3,737,825

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,548,073)	(1,520,394)	222,564	(906,302)
Investments — affiliated	(9)	2,602	66	45
Futures contracts	139,038	—	39,470	103,595
Capital gain distributions from investment companies — affiliated	—	5	12	—

	(1,409,044)	(1,517,787)	262,112	(802,662)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(5,054,823)	20,608,093	(3,095,149)	(625,628)
Investments — affiliated	(610)	(2,680)	—	(259)
Futures contracts	(1,504,938)	—	(339,127)	(601,681)

	(6,560,371)	20,605,413	(3,434,276)	(1,227,568)

Net realized and unrealized gain (loss)	(7,969,415)	19,087,626	(3,172,164)	(2,030,230)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$744,416	$46,788,413	$452,099	$1,707,595

(a)	Related to TOB Trusts, VMTP Shares, RVMTP Shares and/or VRDP Shares.

See notes to financial statements.

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BFZ		BTT
	Six Months Ended 01/31/19 (unaudited)	Year Ended 07/31/18	Six Months Ended 01/31/19 (unaudited)	Year Ended 07/31/2018

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$8,713,831	$20,790,086	$27,700,787	$59,750,624
Net realized gain (loss)	(1,409,044)	7,053,535	(1,517,787)	5,215,938
Net change in unrealized appreciation (depreciation)	(6,560,371)	(23,389,382)	20,605,413	(19,498,300)

Net increase in net assets applicable to Common Shareholders resulting from operations	744,416	4,454,239	46,788,413	45,468,262

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(14,182,045)	(21,374,933)	(26,397,286)	(60,111,851)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total increase (decrease) in net assets applicable to Common Shareholders	(13,437,629)	(16,920,694)	20,391,127	(14,643,589)
Beginning of period	472,407,223	489,327,917	1,665,197,600	1,679,841,189

End of period	$458,969,594	$472,407,223	$1,685,588,727	$1,665,197,600

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Changes in Net Assets  (continued)

	BBF		BNY
	Six Months Ended 01/31/19 (unaudited)	Year Ended 07/31/18	Six Months Ended 01/31/19 (unaudited)	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$3,624,263	$8,136,606	$3,737,825	$7,786,646
Net realized gain (loss)	262,112	1,259,032	(802,662)	832,277
Net change in unrealized appreciation (depreciation)	(3,434,276)	(7,344,232)	(1,227,568)	(7,072,798)

Net increase in net assets applicable to Common Shareholders resulting from operations	452,099	2,051,406	1,707,595	1,546,125

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(3,661,395)	(8,338,505)	(3,475,356)	(8,310,969)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	18,055	105,235	—	188,434

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total decrease in net assets applicable to Common Shareholders	(3,191,241)	(6,181,864)	(1,767,761)	(6,576,410)
Beginning of period	141,808,360	147,990,224	188,452,112	195,028,522

End of period	$138,617,119	$141,808,360	$186,684,351	$188,452,112

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (unaudited)

Six Months Ended January 31, 2019

	BFZ	BTT	BBF	BNY

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$744,416	$46,788,413	$452,099	$1,707,595
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns	183,576,006	301,405,225	45,840,448	48,284,497
Purchases of long-term investments	(191,774,286)	(338,653,119)	(39,396,190)	(52,410,500)
Net proceeds from sales of short-term securities	6,191,208	26,803,616	226,497	803,638
Amortization of premium and accretion of discount on investments and other fees	3,791,411	8,467,791	367,971	928,198
Net realized gain (loss) on investments	1,548,082	1,517,792	(222,630)	906,257
Net unrealized (appreciation) depreciation on investments	5,055,433	(20,605,413)	3,095,149	625,887

(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	(410,186)	69,386	129,028	13,251
Dividends — affiliated	2,991	19,360	351	645
Variation margin on futures contracts	202	—	54	50
Prepaid expenses	15,232	28,077	12,197	12,382

Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(4,895)	4,898	(4,631)	353
Interest expense and fees	187,036	231,411	19,922	33,255
Directors’ and Officer’s	1,000	6,302	(3,606)	114
Variation margin on futures contracts	240,379	—	44,038	76,093
Other accrued expenses	(53,807)	(180,088)	(38,977)	(31,445)

Net cash provided by (used for) operating activities	9,110,222	25,903,651	10,521,720	950,270

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	13,502,987	—	1,606,342	3,872,006
Repayments of TOB Trust Certificates	(8,498,820)	—	(8,291,014)	(1,094,863)
Proceeds from Loan for TOB Trust Certificates	8,498,820	—	—	—
Repayments of Loan for TOB Trust Certificates	(8,498,820)	—	—	—
Cash dividends paid to Common Shareholders	(14,261,802)	(26,397,286)	(3,668,830)	(3,475,356)
Increase (decrease) in bank overdraft	537,413	477,872	(91,298)	(148,057)
Amortization of deferred offering costs	—	15,763	3,080	—

Net cash (provided by) used for financing activities	(8,720,222)	(25,903,651)	(10,441,720)	(846,270)

CASH
Net increase (decrease) in restricted and unrestricted cash and foreign currency	390,000	—	80,000	104,000
Restricted and unrestricted cash and foreign currency at beginning of period	309,000	—	47,850	125,250

Restricted and unrestricted cash and foreign currency at end of period	$699,000	$—	$127,850	$229,250

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$3,632,281	$11,223,314	$1,124,005	$1,468,580

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	18,055	—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Futures contracts	$699,000	—	$127,850	$229,250

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Futures contracts	$309,000	—	$47,850	$125,250

See notes to financial statements.

FINANCIAL STATEMENTS	45

Financial Highlights

(For a share outstanding throughout each period)

	BFZ
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$14.81		$15.34	$16.35	$15.84	$15.83	$14.50

Net investment income(a)	0.27		0.65	0.73	0.83	0.83	0.87
Net realized and unrealized gain (loss)	(0.25)		(0.51)	(0.97)	0.54	0.05	1.39

Net increase (decrease) from investment operations	0.02		0.14	(0.24)	1.37	0.88	2.26

Distributions to Common Shareholders(b)
From net investment income	(0.28)		(0.67)	(0.77)	(0.86)	(0.87)	(0.93)
From net realized gain	(0.16)		—	—	—	—	—

Total distributions	(0.44)		(0.67)	(0.77)	(0.86)	(0.87)	(0.93)

Net asset value, end of period	$14.39		$14.81	$15.34	$16.35	$15.84	$15.83

Market price, end of period	$12.46		$12.75	$14.71	$16.76	$14.65	$14.41

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.70	%(d)	1.41%	(1.22)%	8.92%	5.96%	16.48%

Based on market price	1.29	%(d)	(8.95)%	(7.59)%	20.72%	7.66%	12.80%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.71	%(e)	2.41%	2.14%	1.68%	1.53%	1.59%

Total expenses after fees waived and paid indirectly	2.71	%(e)	2.41%	2.14%	1.68%	1.53%	1.59%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	1.07	%(e)	1.05%	1.07%	1.04%	1.00%	1.03%

Net investment income to Common Shareholders	3.75	%(e)	4.33%	4.73%	5.17%	5.20%	5.78%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$458,970		$472,407	$489,328	$521,335	$504,967	$504,531

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$171,300		$171,300	$171,300	$171,300	$171,300	$171,300

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$367,933		$375,778	$385,656	$404,341	$394,785	$394,531

Borrowings outstanding, end of period (000)	$162,130		$157,126	$169,863	$183,691	$155,533	$106,698

Portfolio turnover rate	22%		45%	38%	30%	37%	25%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BTT
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018	2017		2016	2015	2014

Net asset value, beginning of period	$23.62		$23.83	$25.38		$22.73	$21.99	$18.75

Net investment income(a)	0.39		0.85	0.90		1.03	1.09	1.12
Net realized and unrealized gain (loss)	0.27		(0.21)	(1.50)		2.58	0.61	3.23

Net increase (decrease) from investment operations	0.66		0.64	(0.60)		3.61	1.70	4.35

Distributions to Common Shareholders(b)
From net investment income	(0.37)		(0.85)	(0.95)		(0.96)	(0.96)	(1.09)
From return of capital	—		—	—		—	—	(0.02)

Total distributions	(0.37)		(0.85)	(0.95)		(0.96)	(0.96)	(1.11)

Net asset value, end of period	$23.91		$23.62	$23.83		$25.38	$22.73	$21.99

Market price, end of period	$21.69		$21.43	$23.14		$24.24	$20.80	$19.57

Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.07	%(d)	3.04%	(2.14)%		16.57%	8.32%	24.50%

Based on market price	3.05	%(d)	(3.73)%	(0.51)%		21.67%	11.37%	12.78%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.08	%(e)	1.76%	1.49	%(f)	1.17%	1.14%	1.22%

Total expenses after fees waived and paid indirectly	2.08	%(e)	1.76%	1.49	%(f)	1.09%	1.06%	1.21%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(g)	0.70	%(e)	0.69%	0.68	%(f)	0.61%	0.62%	0.72%

Net investment income to Common Shareholders	3.33	%(e)	3.55%	3.80	%(f)	4.30%	4.77%	5.61%

Supplemental Data
Net assets, end of period (000)	$1,685,589		$1,665,198	$1,679,841		$1,789,120	$1,602,414	$1,550,376

RVMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$750,000		$750,000	$750,000		$750,000	$750,000	$750,000

Asset coverage per RVMTP Shares at $100,000 liquidation value, end of period	$16,237,258		$16,101,317	$16,198,941		$16,927,465	$15,682,760	$15,335,837

Borrowings outstanding, end of period (000)	$261,820		$261,820	$184,115		$184,115	$184,120	$184,120

Portfolio turnover rate	12%		23%	32%		42%	12%	6%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or RVMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BBF
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018	2017	2016		2015		2014

Net asset value, beginning of period	$13.87		$14.48	$15.47	$15.14		$15.09		$13.89

Net investment income(a)	0.35		0.80	0.84	0.84		0.87		0.87
Net realized and unrealized gain (loss)	(0.31)		(0.59)	(0.96)	0.36		0.05		1.20

Net increase (decrease) from investment operations	0.04		0.21	(0.12)	1.20		0.92		2.07

Distributions to Common Shareholders from net investment income(b)	(0.36)		(0.82)	(0.87)	(0.87)		(0.87)		(0.87)

Net asset value, end of period	$13.55		$13.87	$14.48	$15.47		$15.14		$15.09

Market price, end of period	$12.90		$13.37	$15.27	$16.00		$13.44		$13.48

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.48	%(d)	1.65%	(0.65)%	8.40%		6.76%		16.06%

Based on market price	(0.77	)%(d)	(7.08)%	1.30%	26.29%		6.09%		15.49%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.77	%(e)	2.53%	2.16%	2.01	%(f)	1.76%		1.85%

Total expenses after fees waived and paid indirectly	2.77	%(e)	2.53%	2.16%	2.01	%(f)	1.76%		1.85%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(g)	1.13	%(e)	1.15%	1.13%	1.45	%(f),(h)	1.50	%(h)	1.56	%(h)

Net investment income to Common Shareholders	5.18	%(e)	5.63%	5.72%	5.50%		5.65%		6.09%

Supplemental Data
Net assets, end of period (000)	$138,617		$141,808	$147,990	$157,965		$101,509		$101,163

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$52,000		$52,000	$52,000	$52,000		$34,200		$34,200

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$366,571		$372,708	$384,597	$403,780		$396,809		$395,798

Borrowings outstanding, end of period (000)	$43,928		$49,043	$50,028	$47,193		$29,682		$29,682

Portfolio turnover rate	17%		31%	39%	17%		11%		22%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)

Includes reorganization costs associated with the Trust’s reorganization in 2016. Without these costs, total expenses, total expenses after fees waived and/or paid indirectly and total expenses after fees waived and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.83%, 1.83% and 1.26%, respectively, for the year ended July 31, 2016.

(g)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended July 31,
	2016	2015	2014
Expense ratios	1.38%	1.17%	1.19%

See notes to financial statements.

48	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BNY
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$14.52		$15.04	$15.94	$14.97	$14.68	$13.47

Net investment income(a)	0.29		0.60	0.67	0.75	0.79	0.81
Net realized and unrealized gain (loss)	(0.15)		(0.48)	(0.85)	1.02	0.33	1.23

Net increase (decrease) from investment operations	0.14		0.12	(0.18)	1.77	1.12	2.04

Distributions to Common Shareholders from net investment income(b)	(0.27)		(0.64)	(0.72)	(0.80)	(0.83)	(0.83)

Net asset value, end of period	$14.39		$14.52	$15.04	$15.94	$14.97	$14.68

Market price, end of period	$12.66		$12.53	$15.37	$16.71	$14.54	$13.79

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.28	%(d)	1.13%	(0.93)%	12.13%	8.00%	15.98%

Based on market price	3.25	%(d)	(14.61)%	(3.43)%	21.02%	11.67%	11.51%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.75	%(e)	2.45%	2.15%	1.75%	1.73%	1.82%

Total expenses after fees waived and paid indirectly	2.75	%(e)	2.45%	2.14%	1.75%	1.73%	1.82%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	1.14	%(e)	1.12%	1.12%	1.11%	1.12%	1.13%

Net investment income to Common Shareholders	4.00	%(e)	4.06%	4.45%	4.89%	5.24%	5.89%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$186,684		$188,452	$195,029	$206,414	$193,299	$189,548

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$94,500		$94,500	$94,500	$94,500	$94,500	$94,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$297,550		$299,420	$306,379	$318,428	$304,549	$300,580

Borrowings outstanding, end of period (000)	$36,057		$31,865	$32,047	$31,780	$28,961	$28,461

Portfolio turnover rate	20%		9%	16%	14%	11%	26%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock California Municipal Income Trust	BFZ	Delaware	Diversified
BlackRock Municipal 2030 Target Term Trust	BTT	Delaware	Diversified
BlackRock Municipal Income Investment Trust	BBF	Delaware	Diversified
BlackRock New York Municipal Income Trust	BNY	Delaware	Diversified

The Board of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trusts.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

50	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (unaudited) (continued)

addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain trusts leverage their assets through the use of “TOB Trust” transactions. The trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating trusts that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a trust provide the trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other trusts managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a trust has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the trusts ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a trust, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a Trust to borrow money for purposes of making investments. Each trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a trust. A trust typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
BFZ	$1,270,179	$376,550	$116,894	$1,763,623
BTT	2,101,198	512,849	284,133	2,898,180
BBF	364,420	101,650	37,757	503,827
BNY	265,910	80,875	20,998	367,783

For the six months ended January 31, 2019, the following table is a summary of each Trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BFZ	$340,172,070	$162,130,035	1.25% — 1.54%	$160,508,050	2.17%
BTT	447,689,638	261,819,915	1.32 — 1.46	261,819,915	2.20
BBF	77,414,230	43,928,144	1.25 — 1.49	45,700,693	2.19
BNY	65,475,882	36,057,166	1.30 — 1.45	33,467,216	2.18

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the trusts, as TOB

52	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.
(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a trust invests in a TOB Trust on a recourse basis, a trust enters into a reimbursement agreement with the Liquidity Provider where a trust is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a trust invests in a recourse TOB Trust, a trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple trusts participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a trust at January 31, 2019, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedule of Investments including the maximum potential amounts owed by a trust at January 31, 2019.

For the six months ended January 31, 2019, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
BFZ . . .	$—	—%	$504,820	0.82%

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except BTT, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Trust’s managed assets.

	BFZ	BBF	BNY
Investment advisory fees	0.58%	0.57%	0.60%

For purposes of calculating these fees, for each Trust except for BTT, “managed assets” means the total assets of the Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

For purposes of calculating these fees for BTT, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

For such services, BTT pays the Manager a monthly fee at an annual rate equal to 0.40% of the average daily value of the Trust’s managed assets.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (unaudited) (continued)

Expense Waivers: With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2019, the amounts waived were as follows:

	BFZ	BTT	BBF	BNY
Amounts waived	$478	$7,544	$317	$354

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trust’s Independent Trustees. For the six months ended January 31, 2019, there were no fees waived by the Manager pursuant to these arrangements.

Trustees and Officers: Certain Trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended December 31, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchase	Sales	Net Realized Gain (Loss)
BBF	$—	$259,416	$—

7.	PURCHASES AND SALES

For the six months ended January 31, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	BFZ	BTT	BBF	BNY
Purchases	$174,005,678	$326,852,949	$40,491,557	$72,011,083
Sales	171,529,044	355,149,024	44,693,806	63,722,161

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2018. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of January 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of July 31, 2018, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	BTT	BBF	BNY
No expiration date(a)	$24,254,453	$2,500,578	$3,437,611
2019	—	651,464	1,982,931

	$24,254,453	$3,152,042	$5,420,542

(a)	Must be utilized prior to losses subject to expiration

As of January 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BFZ	BTT	BBF	BNY
Tax cost	$608,889,173	$2,335,723,222	$181,774,162	$267,327,988

Gross unrealized appreciation	$17,915,917	$59,723,125	$8,318,516	$13,786,891
Gross unrealized depreciation	(4,374,079)	(19,812,989)	(1,220,180)	(1,590,673)

Net unrealized appreciation	$13,541,838	$39,910,136	$7,098,336	$12,196,218

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

54	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

There is no assurance that BTT will achieve its investment objective and BTT may return less than $25.00 per share. As BTT approaches its scheduled termination date, it is expected that the maturity of BTT’s portfolio securities will shorten, which is likely to reduce BTT’s income and distributions to shareholders.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: Each of BFZ and BNY invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject each Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trusts’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, BFZ invested a significant portion of its assets in securities in the county, city, special district and school district sector and BTT invested a significant portion of its assets in the transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (unaudited) (continued)

10.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001. The par value for each Trust’s Preferred Shares outstanding is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	BBF	BNY
Six Months Ended January 31, 2019	1,306	—
Year Ended July 31, 2018	7,282	12,500

For the six months ended January 31, 2019 and year ended July 31, 2018, shares issued and outstanding remained constant for BFZ and BTT.

On November 15, 2018, the Board authorized BFZ, BBF and BNY to participate in an open market share repurchase program. Under the program, BFZ, BBF and BNY may repurchase up to 5% of its outstanding common shares through November 30, 2019, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. For the six months ended January 31, 2019, BFZ, BBF and BNY did not repurchase any shares.

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the its outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BBF (for purposes of this section, a “VRDP Trust”), has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933 as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BBF	09/15/11	342	$34,200,000	10/01/41
BBF	05/16/16	178	17,800,000	10/01/41

Redemption Terms: A VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, a VRDP Trust is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Trust and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. The fee agreement is set to expire, unless renewed or terminated in advance, as follows:

BBF
Expiration Date	10/21/19

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Trust does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, the VRDP Trust is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Trust is required to begin

56	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

to segregate liquid assets with its custodian to fund the redemption. There is no assurance a VRDP Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Trust may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Trust may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following long-term ratings:

	Moody’s	Fitch
BBF	Aa1	AAA

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s and Fitch. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: A VRDP Trust may commence a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. The following VRDP Trust is set to commence a special rate period:

	Commencement Date		Expiration Date as of period ended January 31, 2019
BBF	October 22, 2015	*	April 17, 2019

*	Issuance date of VRDP Shares

Prior to the expiration date, the VRDP Trust and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Trust on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Trust is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Trust will pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Trust will pay nominal or no fees to the liquidity provider and remarketing agent.

If a VRDP Trust redeems its VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Except on the Special Rate Period, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the six months ended January 31, 2019, the annualized dividend rate for BBF’s VRDP Shares was 2.44%.

VMTP Shares

BFZ and BNY (collectively, the “VMTP Trusts”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and VMTP Trusts may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances.

As of period end, the VMTP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
BFZ	3/22/12	1,713	$171,300,000	03/30/20
BNY	3/22/12	945	94,500,000	03/30/20

Redemption Terms: Each VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Trust is required to begin to segregate liquid assets with its

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (unaudited) (continued)

custodian to fund the redemption. In addition, a VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Trust. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If a VMTP Trust redeems its VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings:

	Moody’s	Fitch
BFZ	Aa2	AAA
BNY	Aa2	AAA

The dividend rate on the VMTP Shares is subject to a step-up spread if the VMTP Trusts fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended January 31, 2019, the average annualized dividend rates for the VMTP Shares were as follows.

	BFZ	BNY
Rate	2.38%	2.38%

RVMTP Shares

BTT has issued Series W-7 RVMTP Shares, $5,000,000 liquidation preference per share, in privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing.

As of period end, the RVMTP Shares outstanding of were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
BTT	01/10/2013	50	$250,000,000	12/31/2030
	01/30/2013	50	250,000,000	12/31/2030
	02/20/2013	50	250,000,000	12/31/2030

Redemption Terms: BTT is required to redeem its RVMTP Shares on the term redemption date or within six months of an unsuccessful remarketing, unless earlier redeemed or repurchased. There is no assurance that RVMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the RVMTP Shares. In addition, BTT is required to redeem certain of its outstanding RVMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, RVMTP Shares may be redeemed, in whole or in part, at any time at the option of BTT. The redemption price per RVMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. The RVMTP Shares are subject to remarketing upon 90 days’ notice by holders of the RVMTP Shares and 30 days’ notice by BTT. Each remarketing must be at least six months apart from the last remarketing. A holder of RVMTP Shares may submit notice of remarketing only if such holder requests a remarketing of at least the lesser of (i) $100,000,000 of RVMTP Shares or (ii) all of the RVMTP Shares held by such holder.

Dividends: Dividends on the RVMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to a percentage of the one-month LIBOR rate. The fixed rate spread may be adjusted at each remarketing or upon the agreement of BTT and the then-holder(s) of the RVMTP Shares. In the event that all of the RVMTP Shares submitted for remarketing are not successfully remarketed, a failed remarketing would occur, and all holders would retain their RVMTP Shares. In the event of a failed remarketing, the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. BTT has the right to reject any fixed spread determined at a remarketing, and such rejection would result in a failed remarketing and the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. The fixed rate spread applicable due to a failed remarketing depends on whether the remarketing was pursuant to a mandatory or non-mandatory tender. In the case of a failed remarketing following a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.75%. In the case of a failed remarketing not associated with a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.25%.

For the six months ended January 31, 2019, the average annualized dividend rate for the RVMTP Shares was 2.26%.

Remarketing: In the event of a failed remarketing that is not subsequently cured, BTT will be required to redeem the RVMTP Shares subject to such failed remarketing on a date that is approximately six months from the remarketing date for such failed remarketing, provided that no redemption of any RVMTP Share may occur within one year of the date of issuance of such RVMTP Share. At the date of issuance and as of period end, the RVMTP Shares were assigned long-term ratings of Aa1 from Moody’s and AAA from Fitch. The dividend rate on the RVMTP Shares is subject to a step-up spread if BTT fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

58	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

During the six months ended January 31, 2019, no RVMTP Shares were tendered for remarketing.

For the six months ended January 31, 2019, RVMTP Shares issued and outstanding of BTT Trust remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP, VMTP and RVMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP, VMTP and RVMTP Shares. with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP, VMTP and RVMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP, VMTP and RVMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP, VMTP and RVMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP, VMTP and RVMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP, VMTP and RVMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP, VMTP and RVMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
BFZ	$2,055,694	$—
BTT	8,556,545	15,763
BBF	640,099	3,081
BNY	1,134,052	—

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended July 31, 2018, were classified as follows:

Net Investment Income
BFZ	$21,374,933
BTT	60,111,851
BBF	8,338,505
BNY	8,310,969

Undistributed (distributions in excess of) net investment income as of July 31, 2018, is as follows:

Undistributed Net Investment Income
BFZ	$(307,812)
BTT	6,241,370
BBF	294,524
BNY	796,400

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
BFZ	$0.0445	$0.0445	VMTP	W-7	$310,593
BTT	0.0624	0.0624	RVMTP	W-7	1,408,110
BBF	0.0580	0.0580	VRDP	W-7	100,267
BNY	0.0445	0.0445	VMTP	W-7	171,343

(a)	Net investment income dividend paid on March 1, 2019 to Common Shareholders of record on February 15, 2019.
(b)	Net investment income dividend declared on March 1, 2019, payable to Common Shareholders of record March 15, 2019.
(c)	Dividends declared for period February 1, 2019 to February 28, 2019.

NOTES TO FINANCIAL STATEMENTS	59

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

Henry Gabbay, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

As of the date of this report, the portfolio managers for BNY are Walter O’Connor and Michael Perilli. Mr. Perilli joined BNY’s portfolio management team effective October 1, 2018. Mr. Perilli has been a Vice President of BlackRock, Inc. since 2014, and as Associate thereof from 2008 to 2014.

Effective January 1, 2019, Richard E. Cavanagh and Karen P. Robards were appointed as a Co-Chair of the Board. Prior to January 1, 2019, Mr. Cavanagh served as Chair of the Board and Ms. Robards served as Vice Chair of the Board. In addition, effective January 1, 2019, Henry Gabbay was appointed as a Trustee of each Trust.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent, VMTP Tender and Paying Agent and RVMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

VRDP Liquidity Provider

Barclays Bank PLC

New York, NY 10019

VRDP Remarketing Agent

Barclays Capital, Inc.

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

60	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

January 31, 2019

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BBF	$0.358000	$—	$—	$—	$0.358000	100%	—%	—%	—%	100%

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at http://www.blackrock.com.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Except as disclosed on page 60, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

ADDITIONAL INFORMATION	61

Additional Information  (continued)

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

62	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

CIFG	CIFG Assurance North America, Inc.

COP	Certificates of Participation

EDA	Economic Development Authority

EDC	Economic Development Corp.

ERB	Education Revenue Bonds

FHA	Federal Housing Administration

GARB	General Airport Revenue Bonds

GO	General Obligation Bonds

HFA	Housing Finance Agency

IDA	Industrial Development Authority

IDB	Industrial Development Board

ISD	Independent School District

LRB	Lease Revenue Bonds

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PILOT	Payment in Lieu of Taxes

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bonds

S/F	Single-Family

SONYMA	State of New York Mortgage Agency

GLOSSARY OF TERMS USED IN THIS REPORT	63

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-BK6-1/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
August 1 – 31, 2018	N/A	N/A	N/A	N/A
September 1 – 30, 2018	N/A	N/A	N/A	N/A
October 1- 31, 2018	N/A	N/A	N/A	N/A
November 1 – 30, 2018	N/A	N/A	N/A	N/A
December 1 – 31, 2018	0	$0	0	511,378
January 1 – 31, 2019	0	$0	0	511,378
Total:	0	$0	0	511,378

1The Fund announced an open market share repurchase program on November 15, 2018 pursuant to which the Fund was authorized to repurchase, through November 30, 2019, up to 5% of its common shares based on common shares outstanding on November 30, 2018, in open market transactions, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-

2

3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Income Investment Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Municipal Income Investment Trust

Date: April 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Municipal Income Investment Trust

Date: April 5, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Municipal Income Investment Trust

Date: April 5, 2019

4